TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-1

Report of Independent Registered Public Accounting Firm

To the Board of Directors of TIAA-CREF Life Insurance Company and the Contract Owners of TIAA- CREF Life Separate Account VLI-2

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts of TIAA-CREF Life Separate Account VLI-2 indicated in the table below as of December 31, 2024, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the sub- accounts of TIAA-CREF Life Separate Account VLI-2 as of December 31, 2024, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period ended December 31, 2024, in conformity with accounting principles generally accepted in the United States of America.

Nuveen Life Balanced	M Large Cap Growth Fund

Nuveen Life Core Bond	M Large Cap Value Fund

Nuveen Life Core Equity	Macquarie VIP Small Cap Value Series–Standard Class

Nuveen Life Growth Equity	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio–I Class

Nuveen Life International Equity	PIMCO VIT Emerging Markets Bond Portfolio–Institutional Class

Nuveen Life Large Cap Responsible Equity	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)–Institutional Class

Nuveen Life Large Cap Value	PIMCO VIT Real Return Portfolio–Institutional Class

Nuveen Life Money Market	PIMCO VIT Total Return Portfolio–Institutional Class

Nuveen Life Real Estate Securities Select	PSF Natural Resources Portfolio–Class II

Nuveen Life Small Cap Equity	PVC Equity Income Account–Class 1

Nuveen Life Stock Index	PVC MidCap Account–Class 1

Dimensional VA Equity Allocation Portfolio	T. Rowe Price® Health Sciences Portfolio I

Dimensional VA Global Bond Portfolio	T. Rowe Price® Limited-Term Bond Portfolio

Dimensional VA Global Moderate Allocation Portfolio	Templeton Developing Markets VIP Fund–Class 1

Dimensional VA International Small Portfolio	Vanguard VIF Capital Growth Portfolio

Dimensional VA International Value Portfolio	Vanguard VIF Equity Index Portfolio

Dimensional VA Short-Term Fixed Portfolio	Vanguard VIF High Yield Bond Portfolio

Dimensional VA US Large Value Portfolio	Vanguard VIF Mid-Cap Index Portfolio

Dimensional VA US Targeted Value Portfolio	Vanguard VIF Real Estate Index Portfolio

Dimensional VIT Inflation Protected Securities Portfolio	Vanguard VIF Small Company Growth Portfolio

John Hancock Disciplined Value Emerging Markets Equity Trust	Vanguard VIF Total Bond Market Index Portfolio

LVIP Macquarie Diversified Income Fund–Standard Class	Voya Russell Large Cap Growth Index Portfolio–Class I

M Capital Appreciation Fund	VY CBRE Global Real Estate Portfolio–Class I

M International Equity Fund

Basis for Opinions

These financial statements are the responsibility of the TIAA-CREF Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the sub- accounts of TIAA-CREF Life Separate Account VLI-2 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the sub-accounts of TIAA-CREF Life Separate Account VLI-2 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP Charlotte, North Carolina
April 29, 2025

We have served as the auditor of one or more of the sub-accounts of TIAA-CREF Life Separate Account VLI-2 since 2012.

B-2	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VLI-2 ∎ December 31, 2024

	Nuveen Life Balanced Sub-Account	Nuveen Life Core Bond Sub-Account	Nuveen Life Core Equity Sub-Account	Nuveen Life Growth Equity Sub-Account	Nuveen Life International Equity Sub-Account

ASSETS

Investments, at value	$1,814,513	$3,288,710	$5,307,026	$9,499,283	$6,500,545

Total assets	$1,814,513	$3,288,710	$5,307,026	$9,499,283	$6,500,545

NET ASSETS—Accumulation fund	$1,814,513	$3,288,710	$5,307,026	$9,499,283	$6,500,545

Investments, at cost	$1,776,513	$3,597,319	$4,451,264	$7,652,108	$5,879,078

Shares held in corresponding Funds	142,763	363,393	236,815	414,997	693,761

UNIT VALUE	$48.33	$32.69	$128.55	$158.42	$51.70

Statements of Operations

TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended December 31, 2024

	Nuveen Life Balanced Sub-Account	Nuveen Life Core Bond Sub-Account	Nuveen Life Core Equity Sub-Account	Nuveen Life Growth Equity Sub-Account	Nuveen Life International Equity Sub-Account

INVESTMENT INCOME

Dividends	$34,984	$127,074	$40,241	$22,169	$146,598

Net investment income (loss)	34,984	127,074	40,241	22,169	146,598

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	30,703	(60,196)	333,388	35,665	222

Capital gain distributions	45,926	—	168,181	—	—

Net realized gain (loss)	76,629	(60,196)	501,569	35,665	222

Net change in unrealized appreciation (depreciation) on investments	72,258	25,494	836,122	2,094,520	54,893

Net realized and unrealized gain (loss) on investments	148,887	(34,702)	1,337,691	2,130,185	55,115

Net increase (decrease) in net assets from operations	$183,871	$92,372	$1,377,932	$2,152,354	$201,713

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-3

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VLI-2 ∎ December 31, 2024

	Nuveen Life Large Cap Responsible Equity Sub-Account	Nuveen Life Large Cap Value Sub-Account	Nuveen Life Money Market Sub-Account	Nuveen Life Real Estate Securities Select Sub-Account	Nuveen Life Small Cap Equity Sub-Account

ASSETS

Investments, at value	$978,871	$1,558,749	$11,901,975	$630,759	$3,306,149

Total assets	$978,871	$1,558,749	$11,901,975	$630,759	$3,306,149

LIABILITIES

Amounts due to TIAA	—	—	$103,740	—	—

Total liabilities	—	—	$103,740	—	—

NET ASSETS—Accumulation fund	$978,871	$1,558,749	$11,798,235	$630,759	$3,306,149

Investments, at cost	$799,786	$1,289,661	$11,901,975	$643,617	$3,133,419

Shares held in corresponding Funds	47,220	80,100	11,901,975	45,281	213,162

UNIT VALUE	$114.20	$86.79	$29.52	$61.36	$93.78

Statements of Operations

TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended December 31, 2024

	Nuveen Life Large Cap Responsible Equity Sub-Account	Nuveen Life Large-Cap Value Sub-Account	Nuveen Life Money Market Sub-Account	Nuveen Life Real Estate Securities Select Sub-Account	Nuveen Life Small-Cap Equity Sub-Account

INVESTMENT INCOME

Dividends	$13,665	$27,019	$617,417	$17,517	$26,784

Net investment income (loss)	13,665	27,019	617,417	17,517	26,784

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	10,866	75,971	—	(1,175)	(36,611)

Capital gain distributions	46,606	111,312	—	—	32,461

Net realized gain (loss)	57,472	187,283	—	(1,175)	(4,150)

Net change in unrealized appreciation (depreciation) on investments	78,867	25,785	—	12,606	400,277

Net realized and unrealized gain (loss) on investments	136,339	213,068	—	11,431	396,127

Net increase (decrease) in net assets from operations	$150,004	$240,087	$617,417	$28,948	$422,911

B-4	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	Nuveen Life Stock Index Sub-Account	Dimensional VA Equity Allocation Portfolio Sub-Account	Dimensional VA Global Bond Portfolio Sub-Account	Dimensional VA Global Moderate Allocation Portfolio Sub-Account	Dimensional VA International Small Portfolio Sub-Account

ASSETS

Investments, at value	$38,770,611	$1,673,637	$2,027,138	$10,240,512	$6,128,249

Total assets	$38,770,611	$1,673,637	$2,027,138	$10,240,512	$6,128,249

NET ASSETS—Accumulation fund	$38,770,611	$1,673,637	$2,027,138	$10,240,512	$6,128,249

Investments, at cost	$27,299,169	$1,573,845	$2,158,604	$8,467,581	$6,385,296

Shares held in corresponding Funds	822,980	105,526	208,125	626,331	528,753

UNIT VALUE	$125.59	$51.93	$30.69	$51.83	$55.87

	Nuveen Life Stock Index Sub-Account	Dimensional VA Equity Allocation Portfolio Sub-Account	Dimensional VA Global Bond Portfolio Sub-Account	Dimensional VA Global Moderate Allocation Portfolio Sub-Account	Dimensional VA International Small Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$503,424	$30,637	$98,135	$275,532	$212,541

Net investment income (loss)	503,424	30,637	98,135	275,532	212,541

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	3,035,445	(919)	(4,462)	376,510	(62,238)

Capital gain distributions	547,996	19,367	—	58,838	166,220

Net realized gain (loss)	3,583,441	18,448	(4,462)	435,348	103,982

Net change in unrealized appreciation (depreciation) on investments	3,924,938	161,460	8,947	442,240	(86,238)

Net realized and unrealized gain (loss) on investments	7,508,379	179,908	4,485	877,588	17,744

Net increase (decrease) in net assets from operations	$8,011,803	$210,545	$102,620	$1,153,120	$230,285

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-5

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VLI-2 ∎ December 31, 2024

	Dimensional VA International Value Portfolio Sub-Account	Dimensional VA Short-Term Fixed Portfolio Sub-Account	Dimensional VA US Large Value Portfolio Sub-Account	Dimensional VA US Targeted Value Portfolio Sub-Account	Dimensional VIT Inflation Protected Securities Portfolio Sub-Account

ASSETS

Investments, at value	$9,665,488	$1,625,573	$12,183,732	$5,005,431	$358,512

Total assets	$9,665,488	$1,625,573	$12,183,732	$5,005,431	$358,512

NET ASSETS—Accumulation fund	$9,665,488	$1,625,573	$12,183,732	$5,005,431	$358,512

Investments, at cost	$8,851,069	$1,640,889	$10,906,364	$4,404,877	$437,857

Shares held in corresponding Funds	708,094	161,427	374,308	221,774	39,968

UNIT VALUE	$52.99	$29.44	$94.84	$100.56	$29.88

Statements of Operations

TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended December 31, 2024

	Dimensional VA International Value Portfolio Sub-Account	Dimensional VA Short-Term Fixed Portfolio Sub-Account	Dimensional VA US Large Value Portfolio Sub-Account	Dimensional VA US Targeted Value Portfolio Sub-Account	Dimensional VIT Inflation Protected Securities Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$385,862	$77,942	$248,176	$69,131	$10,257

Net investment income (loss)	385,862	77,942	248,176	69,131	10,257

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	9,741	(864)	237,532	121,248	(21,277)

Capital gain distributions	199,144	—	1,250,405	336,760	—

Net realized gain (loss)	208,885	(864)	1,487,937	458,008	(21,277)

Net change in unrealized appreciation (depreciation) on investments	(22,335)	1,836	(307,461)	(125,899)	18,372

Net realized and unrealized gain (loss) on investments	186,550	972	1,180,476	332,109	(2,905)

Net increase (decrease) in net assets from operations	$572,412	$78,914	$1,428,652	$401,240	$7,352

B-6	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	John Hancock Disciplined Value Emerging Markets Equity Trust Sub-Account	LVIP Macquarie Diversified Income Fund— Standard Class Sub-Account	M Capital Appreciation Fund Sub-Account	M International Equity Fund Sub-Account	M Large Cap Growth Fund Sub-Account

ASSETS

Investments, at value	$2,508,799	$6,095,992	$6,846,215	$9,133,319	$10,094,065

Total assets	$2,508,799	$6,095,992	$6,846,215	$9,133,319	$10,094,065

NET ASSETS—Accumulation fund	$2,508,799	$6,095,992	$6,846,215	$9,133,319	$10,094,065

Investments, at cost	$2,494,130	$6,632,113	$7,763,828	$8,435,138	$9,296,064

Shares held in corresponding Funds	267,178	700,206	278,528	666,179	304,865

UNIT VALUE	$35.40	$29.84	$92.63	$41.06	$139.06

	John Hancock Disciplined Value Emerging Markets Equity Trust Sub-Account	LVIP Macquarie Diversified Income Fund— Standard Class Sub-Account	M Capital Appreciation Fund Sub-Account	M International Equity Fund Sub-Account	M Large Cap Growth Fund Sub-Account

INVESTMENT INCOME

Dividends	$106,785	$258,309	$135,143	$270,676	$—

Net investment income (loss)	106,785	258,309	135,143	270,676	—

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	15,357	(124,130)	(288,225)	115,341	224,099

Capital gain distributions	—	—	443,896	—	939,109

Net realized gain (loss)	15,357	(124,130)	155,671	115,341	1,163,208

Net change in unrealized appreciation (depreciation) on investments	(183,813)	3,336	44,199	(13,730)	915,481

Net realized and unrealized gain (loss) on investments	(168,456)	(120,794)	199,870	101,611	2,078,689

Net increase (decrease) in net assets from operations	$(61,671)	$137,515	$335,013	$372,287	$2,078,689

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-7

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VLI-2 ∎ December 31, 2024

	M Large Cap Value Fund Sub-Account	Macquarie VIP Small Cap Value Series— Standard Class Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio-I Class Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Institutional Class Sub-Account

ASSETS

Investments, at value	$5,342,567	$2,739,280	$1,030,695	$387,097	$389,990

Total assets	$5,342,567	$2,739,280	$1,030,695	$387,097	$389,990

NET ASSETS—Accumulation fund	$5,342,567	$2,739,280	$1,030,695	$387,097	$389,990

Investments, at cost	$4,565,896	$2,261,527	$973,869	$419,642	$480,748

Shares held in corresponding Funds	340,725	67,670	62,504	36,381	42,207

UNIT VALUE	$81.77	$75.59	$69.52	$33.13	$26.89

Statements of Operations

TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended December 31, 2024

	M Large Cap Value Fund Sub-Account	Macquarie VIP Small Cap Value Series— Standard Class Sub-Account	Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio-I Class Sub-Account	PIMCO VIT Emerging Markets Bond Portfolio— Institutional Class Sub-Account	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)— Institutional Class Sub-Account

INVESTMENT INCOME

Dividends	$99,522	$41,500	$7,173	$22,478	$14,211

Net investment income (loss)	99,522	41,500	7,173	22,478	14,211

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	64,716	59,786	(4,317)	(2,177)	(2,206)

Capital gain distributions	428,347	114,586	32,304	—	—

Net realized gain (loss)	493,063	174,372	27,987	(2,177)	(2,206)

Net change in unrealized appreciation (depreciation) on investments	279,120	108,611	47,742	4,151	(13,466)

Net realized and unrealized gain (loss) on investments	772,183	282,983	75,729	1,974	(15,672)

Net increase (decrease) in net assets from operations	$871,705	$324,483	$82,902	$24,452	$(1,461)

B-8	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PIMCO VIT Total Return Portfolio— Institutional Class Sub-Account	PSF Natural Resources Portfolio—Class II Sub-Account	PVC Equity Income Account—Class 1 Sub-Account	PVC MidCap Account—Class 1 Sub-Account

ASSETS

Investments, at value	$1,286,397	$5,148,486	$661,162	$4,782,781	$694,640

Total assets	$1,286,397	$5,148,486	$661,162	$4,782,781	$694,640

NET ASSETS—Accumulation fund	$1,286,397	$5,148,486	$661,162	$4,782,781	$694,640

Investments, at cost	$1,389,463	$5,857,230	$506,494	$4,214,309	$574,316

Shares held in corresponding Funds	111,763	569,523	15,719	155,134	10,035

UNIT VALUE	$31.04	$31.97	$29.18	$92.04	$130.65

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account	PIMCO VIT Total Return Portfolio— Institutional Class Sub-Account	PSF Natural Resources Portfolio—Class II Sub-Account	PVC Equity Income Account—Class 1 Sub-Account	PVC MidCap Account—Class 1 Sub-Account

INVESTMENT INCOME

Dividends	$35,008	$204,966	$—	$95,157	$1,615

Net investment income (loss)	35,008	204,966	—	95,157	1,615

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(3,109)	(43,450)	40,060	64,158	5,034

Capital gain distributions	—	—	—	43,928	57,032

Net realized gain (loss)	(3,109)	(43,450)	40,060	108,086	62,066

Net change in unrealized appreciation (depreciation) on investments	(1,467)	(25,807)	(14,522)	447,763	57,122

Net realized and unrealized gain (loss) on investments	(4,576)	(69,257)	25,538	555,849	119,188

Net increase (decrease) in net assets from operations	$30,432	$135,709	$25,538	$651,006	$120,803

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-9

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VLI-2 ∎ December 31, 2024

	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Capital Growth Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account

ASSETS

Investments, at value	$1,163,641	$591,900	$4,131,306	$11,256,856	$61,935,557

Total assets	$1,163,641	$591,900	$4,131,306	$11,256,856	$61,935,557

NET ASSETS—Accumulation fund	$1,163,641	$591,900	$4,131,306	$11,256,856	$61,935,557

Investments, at cost	$1,324,970	$606,935	$4,579,582	$9,025,922	$43,441,471

Shares held in corresponding Funds	22,701	126,205	484,327	220,983	858,547

UNIT VALUE	$56.85	$30.49	$35.46	$139.19	$120.17

Statements of Operations

TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended December 31, 2024

	T. Rowe Price® Health Sciences Portfolio I Sub-Account	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account	Templeton Developing Markets VIP Fund—Class 1 Sub-Account	Vanguard VIF Capital Growth Portfolio Sub-Account	Vanguard VIF Equity Index Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$—	$22,916	$147,282	$121,750	$735,574

Net investment income (loss)	—	22,916	147,282	121,750	735,574

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	33,431	(1,211)	(70,389)	191,496	2,679,984

Capital gain distributions	102,124	—	26,690	222,541	2,102,958

Net realized gain (loss)	135,555	(1,211)	(43,699)	414,037	4,782,942

Net change in unrealized appreciation (depreciation) on investments	(120,296)	4,430	156,662	803,451	6,784,641

Net realized and unrealized gain (loss) on investments	15,259	3,219	112,963	1,217,488	11,567,583

Net increase (decrease) in net assets from operations	$15,259	$26,135	$260,245	$1,339,238	$12,303,157

B-10	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	Vanguard VIF High Yield Bond Portfolio Sub-Account	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF Real Estate Index Portfolio Sub-Account	Vanguard VIF Small Company Growth Portfolio Sub-Account	Vanguard VIF Total Bond Market Index Portfolio Sub-Account

ASSETS

Investments, at value	$3,899,091	$13,462,190	$3,597,067	$5,423,026	$12,289,961

Total assets	$3,899,091	$13,462,190	$3,597,067	$5,423,026	$12,289,961

NET ASSETS—Accumulation fund	$3,899,091	$13,462,190	$3,597,067	$5,423,026	$12,289,961

Investments, at cost	$3,965,567	$13,069,428	$3,736,466	$5,082,369	$13,176,854

Shares held in corresponding Funds	526,904	501,572	306,394	277,961	1,174,948

UNIT VALUE	$45.89	$96.30	$55.32	$88.59	$30.09

	Vanguard VIF High Yield Bond Portfolio Sub-Account	Vanguard VIF Mid-Cap Index Portfolio Sub-Account	Vanguard VIF Real Estate Index Portfolio Sub-Account	Vanguard VIF Small Company Growth Portfolio Sub-Account	Vanguard VIF Total Bond Market Index Portfolio Sub-Account

INVESTMENT INCOME

Dividends	$192,753	$149,545	$109,711	$27,211	$322,411

Net investment income (loss)	192,753	149,545	109,711	27,211	322,411

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	(16,913)	97,030	(28,477)	(20,296)	(82,949)

Capital gain distributions	—	124,632	92,553	—	—

Net realized gain (loss)	(16,913)	221,662	64,076	(20,296)	(82,949)

Net change in unrealized appreciation (depreciation) on investments	43,089	1,105,005	(9,999)	553,915	(101,137)

Net realized and unrealized gain (loss) on investments	26,176	1,326,667	54,077	533,619	(184,086)

Net increase (decrease) in net assets from operations	$218,929	$1,476,212	$163,788	$560,830	$138,325

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-11

Statements of Assets and Liabilities TIAA-CREF Life Separate Account VLI-2 ∎ December 31, 2024	concluded

	Voya Russell Large Cap Growth Index Portfolio— Class I Sub-Account	VY CBRE Global Real Estate Portfolio— Class I Sub-Account

ASSETS

Investments, at value	$7,791,470	$163,750

Total assets	$7,791,470	$163,750

NET ASSETS—Accumulation fund	$7,791,470	$163,750

Investments, at cost	$6,216,331	$172,533

Shares held in corresponding Funds	94,891	16,375

UNIT VALUE	$187.87	$44.48

Statements of Operations

TIAA-CREF Life Separate Account VLI-2 ∎ For the period or year ended December 31, 2024

	Voya Russell Large Cap Growth Index Portfolio— Class I Sub-Account	VY CBRE Global Real Estate Portfolio— Class I Sub-Account

INVESTMENT INCOME

Dividends	$28,530	$5,610

Net investment income (loss)	28,530	5,610

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on investments	152,839	4,533

Capital gain distributions	250,162	—

Net realized gain (loss)	403,001	4,533

Net change in unrealized appreciation (depreciation) on investments	1,403,258	(7,582)

Net realized and unrealized gain (loss) on investments	1,806,259	(3,049)

Net increase (decrease) in net assets from operations	$1,834,789	$2,561

B-12	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

Statements of Changes in Net Assets

TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	Nuveen Life Balanced Sub-Account		Nuveen Life Core Bond Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$34,984	$43,002	$127,074	$93,637

Net realized gain (loss)	76,629	43,961	(60,196)	(22,721)

Net change in unrealized appreciation (depreciation) on investments	72,258	166,390	25,494	112,185

Net increase (decrease) in net assets from operations	183,871	253,353	92,372	183,101

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	93,564	101,505	269,577	272,207

Net contractowner transfers	162,626	(8,263)	(96,578)	111,076

Withdrawals and death benefits (b)	(462,786)	(129,325)	(157,885)	(162,742)

Net increase (decrease) in net assets resulting from contractowner transactions	(206,596)	(36,083)	15,114	220,541

Net increase (decrease) in net assets	(22,725)	217,270	107,486	403,642

NET ASSETS

Beginning of period	1,837,238	1,619,968	3,181,224	2,777,582

End of period	$1,814,513	$1,837,238	$3,288,710	$3,181,224

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	41,957	42,829	99,942	92,735

Units purchased	1,991	2,506	8,360	8,920

Units sold/transferred	(6,405)	(3,378)	(7,714)	(1,713)

End of period	37,543	41,957	100,588	99,942

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-13

Statements of Changes in Net Assets

TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	Nuveen Life Core Equity Sub-Account		Nuveen Life Growth Equity Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$40,241	$42,740	$22,169	$17,415

Net realized gain (loss)	501,569	892,777	35,665	(287,336)

Net change in unrealized appreciation (depreciation) on investments	836,122	38,911	2,094,520	2,801,128

Net increase (decrease) in net assets from operations	1,377,932	974,428	2,152,354	2,531,207

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	148,149	133,273	382,657	737,030

Net contractowner transfers	(1,382,927)	1,817,025	(477,162)	(32,214)

Withdrawals and death benefits (b)	(170,399)	(164,763)	(438,555)	(863,165)

Net increase (decrease) in net assets resulting from contractowner transactions	(1,405,177)	1,785,535	(533,060)	(158,349)

Net increase (decrease) in net assets	(27,245)	2,759,963	1,619,294	2,372,858

NET ASSETS

Beginning of period	5,334,271	2,574,308	7,879,989	5,507,131

End of period	$5,307,026	$5,334,271	$9,499,283	$7,879,989

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	53,492	34,294	63,808	65,286

Units purchased	1,286	1,620	2,755	6,993

Units sold/transferred	(13,496)	17,578	(6,607)	(8,471)

End of period	41,282	53,492	59,956	63,808

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-14	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	Nuveen Life International Equity Sub-Account		Nuveen Life Large Cap Responsible Equity Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$146,598	$125,019	$13,665	$9,996

Net realized gain (loss)	222	(35,587)	57,472	25,150

Net change in unrealized appreciation (depreciation) on investments	54,893	772,339	78,867	109,203

Net increase (decrease) in net assets from operations	201,713	861,771	150,004	144,349

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	245,450	281,169	51,659	72,048

Net contractowner transfers	308,377	(431,752)	(23,760)	(18,537)

Withdrawals and death benefits (b)	(190,479)	(196,064)	(12,359)	(9,828)

Net increase (decrease) in net assets resulting from contractowner transactions	363,348	(346,647)	15,540	43,683

Net increase (decrease) in net assets	565,061	515,124	165,544	188,032

NET ASSETS

Beginning of period	5,935,484	5,420,360	813,327	625,295

End of period	$6,500,545	$5,935,484	$978,871	$813,327

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	118,999	126,506	8,405	7,910

Units purchased	4,645	6,034	507	834

Units sold/transferred	2,103	(13,541)	(341)	(339)

End of period	125,747	118,999	8,571	8,405

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-15

Statements of Changes in Net Assets

TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	Nuveen Life Large Cap Value Sub-Account		Nuveen Life Money Market Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$27,019	$21,154	$617,417	$733,262

Net realized gain (loss)	187,283	42,286	—	—

Net change in unrealized appreciation (depreciation) on investments	25,785	117,278	—	—

Net increase (decrease) in net assets from operations	240,087	180,718	617,417	733,262

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	46,301	36,578	2,372,527	2,485,820

Net contractowner transfers	(224,215)	292,598	35,331	(577,637)

Withdrawals and death benefits (b)	(97,154)	(138,958)	(429,117)	(7,414,318)

Net increase (decrease) in net assets resulting from contractowner transactions	(275,068)	190,218	1,978,741	(5,506,135)

Net increase (decrease) in net assets	(34,981)	370,936	2,596,158	(4,772,873)

NET ASSETS

Beginning of period	1,593,730	1,222,794	9,202,077	13,974,950

End of period	$1,558,749	$1,593,730	$11,798,235	$9,202,077

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	21,096	18,484	327,697	522,857

Units purchased	560	537	82,650	90,949

Units sold/transferred	(3,696)	2,075	(10,799)	(286,109)

End of period	17,960	21,096	399,548	327,697

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-16	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	Nuveen Life Real Estate Securities Select Sub-Account		Nuveen Life Small Cap Equity Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$17,517	$14,027	$26,784	$19,721

Net realized gain (loss)	(1,175)	(4,803)	(4,150)	(31,227)

Net change in unrealized appreciation (depreciation) on investments	12,606	55,034	400,277	410,682

Net increase (decrease) in net assets from operations	28,948	64,258	422,911	399,176

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	58,837	56,920	131,171	115,468

Net contractowner transfers	(7,624)	(29,116)	369,415	(88,237)

Withdrawals and death benefits (b)	(28,907)	(23,834)	(109,874)	(113,430)

Net increase (decrease) in net assets resulting from contractowner transactions	22,306	3,970	390,712	(86,199)

Net increase (decrease) in net assets	51,254	68,228	813,623	312,977

NET ASSETS

Beginning of period	579,505	511,277	2,492,526	2,179,549

End of period	$630,759	$579,505	$3,306,149	$2,492,526

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	9,893	9,780	30,831	31,990

Units purchased	974	1,085	1,494	1,597

Units sold/transferred	(587)	(972)	2,931	(2,756)

End of period	10,280	9,893	35,256	30,831

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-17

Statements of Changes in Net Assets

TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	Nuveen Life Stock Index Sub-Account		Dimensional VA Equity Allocation Portfolio Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$503,424	$441,593	$30,637	$25,472

Net realized gain (loss)	3,583,441	1,235,956	18,448	(215,877)

Net change in unrealized appreciation (depreciation) on investments	3,924,938	4,963,799	161,460	499,231

Net increase (decrease) in net assets from operations	8,011,803	6,641,348	210,545	308,826

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	1,371,247	2,220,492	30,040	29,205

Net contractowner transfers	(4,407,118)	3,682,791	187,341	(1,734,418)

Withdrawals and death benefits (b)	(1,827,263)	(2,442,070)	(29,603)	(19,593)

Net increase (decrease) in net assets resulting from contractowner transactions	(4,863,134)	3,461,213	187,778	(1,724,806)

Net increase (decrease) in net assets	3,148,669	10,102,561	398,323	(1,415,980)

NET ASSETS

Beginning of period	35,621,942	25,519,381	1,275,314	2,691,294

End of period	$38,770,611	$35,621,942	$1,673,637	$1,275,314

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	350,834	316,400	28,266	71,666

Units purchased	12,045	24,613	618	736

Units sold/transferred	(54,186)	9,821	3,346	(44,136)

End of period	308,693	350,834	32,230	28,266

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-18	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	Dimensional VA Global Bond Portfolio Sub-Account		Dimensional VA Global Moderate Allocation Portfolio Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$98,135	$71,791	$275,532	$249,416

Net realized gain (loss)	(4,462)	(2,925)	435,348	381,116

Net change in unrealized appreciation (depreciation) on investments	8,947	17,399	442,240	676,257

Net increase (decrease) in net assets from operations	102,620	86,265	1,153,120	1,306,789

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	54,114	58,806	412,736	388,896

Net contractowner transfers	53,008	100,889	118,111	(5,293)

Withdrawals and death benefits (b)	(47,567)	(49,104)	(1,248,883)	(1,036,785)

Net increase (decrease) in net assets resulting from contractowner transactions	59,555	110,591	(718,036)	(653,182)

Net increase (decrease) in net assets	162,175	196,856	435,084	653,607

NET ASSETS

Beginning of period	1,864,963	1,668,107	9,805,428	9,151,821

End of period	$2,027,138	$1,864,963	$10,240,512	$9,805,428

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	64,047	60,181	210,696	226,883

Units purchased	1,806	2,066	8,447	9,204

Units sold/transferred	206	1,800	(21,554)	(25,391)

End of period	66,059	64,047	197,589	210,696

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-19

Statements of Changes in Net Assets

TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	Dimensional VA International Small Portfolio Sub-Account		Dimensional VA International Value Portfolio Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$212,541	$178,457	$385,862	$389,154

Net realized gain (loss)	103,982	(66,269)	208,885	74,234

Net change in unrealized appreciation (depreciation) on investments	(86,238)	638,612	(22,335)	826,835

Net increase (decrease) in net assets from operations	230,285	750,800	572,412	1,290,223

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	312,091	581,271	428,362	396,868

Net contractowner transfers	(148,440)	15,647	330,210	197,529

Withdrawals and death benefits (b)	(287,352)	(522,690)	(361,963)	(336,907)

Net increase (decrease) in net assets resulting from contractowner transactions	(123,701)	74,228	396,609	257,490

Net increase (decrease) in net assets	106,584	825,028	969,021	1,547,713

NET ASSETS

Beginning of period	6,021,665	5,196,637	8,696,467	7,148,754

End of period	$6,128,249	$6,021,665	$9,665,488	$8,696,467

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	111,885	110,181	174,995	169,518

Units purchased	5,627	11,742	8,079	8,617

Units sold/transferred	(7,833)	(10,038)	(687)	(3,140)

End of period	109,679	111,885	182,387	174,995

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-20	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	Dimensional VA Short-Term Fixed Portfolio Sub-Account		Dimensional VA US Large Value Portfolio Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$77,942	$47,254	$248,176	$230,087

Net realized gain (loss)	(864)	(158)	1,487,937	447,767

Net change in unrealized appreciation (depreciation) on investments	1,836	17,108	(307,461)	389,152

Net increase (decrease) in net assets from operations	78,914	64,204	1,428,652	1,067,006

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	68,439	74,263	536,184	867,748

Net contractowner transfers	307,191	(99,802)	148,767	(557,236)

Withdrawals and death benefits (b)	(40,583)	(82,286)	(626,351)	(885,184)

Net increase (decrease) in net assets resulting from contractowner transactions	335,047	(107,825)	58,600	(574,672)

Net increase (decrease) in net assets	413,961	(43,621)	1,487,252	492,334

NET ASSETS

Beginning of period	1,211,612	1,255,233	10,696,480	10,204,146

End of period	$1,625,573	$1,211,612	$12,183,732	$10,696,480

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	43,408	47,210	127,880	135,324

Units purchased	2,387	2,734	5,858	11,201

Units sold/transferred	9,416	(6,536)	(5,262)	(18,645)

End of period	55,211	43,408	128,476	127,880

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-21

Statements of Changes in Net Assets

TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	Dimensional VA US Targeted Value Portfolio Sub-Account		Dimensional VIT Inflation Protected Securities Portfolio Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$69,131	$69,258	$10,257	$15,723

Net realized gain (loss)	458,008	341,370	(21,277)	(5,823)

Net change in unrealized appreciation (depreciation) on investments	(125,899)	398,790	18,372	6,059

Net increase (decrease) in net assets from operations	401,240	809,418	7,352	15,959

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	187,876	195,637	10,555	13,421

Net contractowner transfers	(290,723)	(163,378)	(52,600)	1,146

Withdrawals and death benefits (b)	(184,153)	(179,188)	(15,921)	(28,040)

Net increase (decrease) in net assets resulting from contractowner transactions	(287,000)	(146,929)	(57,966)	(13,473)

Net increase (decrease) in net assets	114,240	662,489	(50,614)	2,486

NET ASSETS

Beginning of period	4,891,191	4,228,702	409,126	406,640

End of period	$5,005,431	$4,891,191	$358,512	$409,126

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	52,606	54,582	13,949	14,422

Units purchased	1,983	2,388	357	464

Units sold/transferred	(4,813)	(4,364)	(2,308)	(937)

End of period	49,776	52,606	11,998	13,949

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-22	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	John Hancock Disciplined Value Emerging Markets Equity Trust Sub-Account		LVIP Macquarie Diversified Income Fund— Standard Class Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$106,785	$38,479	$258,309	$213,412

Net realized gain (loss)	15,357	(12,186)	(124,130)	(341,257)

Net change in unrealized appreciation (depreciation) on investments	(183,813)	330,359	3,336	460,946

Net increase (decrease) in net assets from operations	(61,671)	356,652	137,515	333,101

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	87,060	110,890	339,146	1,130,985

Net contractowner transfers	131,126	(646,647)	474,190	(167,497)

Withdrawals and death benefits (b)	(92,645)	(95,525)	(293,322)	(933,360)

Net increase (decrease) in net assets resulting from contractowner transactions	125,541	(631,282)	520,014	30,128

Net increase (decrease) in net assets	63,870	(274,630)	657,529	363,229

NET ASSETS

Beginning of period	2,444,929	2,719,559	5,438,463	5,075,234

End of period	$2,508,799	$2,444,929	$6,095,992	$5,438,463

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	67,375	86,297	185,890	184,288

Units purchased	2,400	3,306	11,504	40,881

Units sold/transferred	1,088	(22,228)	6,917	(39,279)

End of period	70,863	67,375	204,311	185,890

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-23

Statements of Changes in Net Assets

TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	M Capital Appreciation Fund Sub-Account		M International Equity Fund Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$135,143	$20,814	$270,676	$259,386

Net realized gain (loss)	155,671	138,691	115,341	189,311

Net change in unrealized appreciation (depreciation) on investments	44,199	831,654	(13,730)	832,641

Net increase (decrease) in net assets from operations	335,013	991,159	372,287	1,281,338

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	238,088	501,108	369,368	1,008,631

Net contractowner transfers	1,491,811	(88,312)	(271,732)	(114,297)

Withdrawals and death benefits (b)	(347,400)	(576,199)	(453,650)	(1,019,110)

Net increase (decrease) in net assets resulting from contractowner transactions	1,382,499	(163,403)	(356,014)	(124,776)

Net increase (decrease) in net assets	1,717,512	827,756	16,273	1,156,562

NET ASSETS

Beginning of period	5,128,703	4,300,947	9,117,046	7,960,484

End of period	$6,846,215	$5,128,703	$9,133,319	$9,117,046

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	60,875	63,073	230,809	233,780

Units purchased	2,674	6,622	8,931	27,843

Units sold/transferred	10,358	(8,820)	(17,322)	(30,814)

End of period	73,907	60,875	222,418	230,809

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-24	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	M Large Cap Growth Fund Sub-Account		M Large Cap Value Fund Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$—	$—	$99,522	$99,855

Net realized gain (loss)	1,163,208	434,756	493,063	84,469

Net change in unrealized appreciation (depreciation) on investments	915,481	1,570,184	279,120	144,842

Net increase (decrease) in net assets from operations	2,078,689	2,004,940	871,705	329,166

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	346,078	769,721	206,054	573,923

Net contractowner transfers	91,835	(182,678)	(66,550)	186,167

Withdrawals and death benefits (b)	(542,516)	(1,000,187)	(318,423)	(691,402)

Net increase (decrease) in net assets resulting from contractowner transactions	(104,603)	(413,144)	(178,919)	68,688

Net increase (decrease) in net assets	1,974,086	1,591,796	692,786	397,854

NET ASSETS

Beginning of period	8,119,979	6,528,183	4,649,781	4,251,927

End of period	$10,094,065	$8,119,979	$5,342,567	$4,649,781

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	73,286	77,793	67,458	66,375

Units purchased	2,738	8,016	2,677	8,933

Units sold/transferred	(3,446)	(12,523)	(4,799)	(7,850)

End of period	72,578	73,286	65,336	67,458

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-25

Statements of Changes in Net Assets

TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	Macquarie VIP Small Cap Value Series- Standard Class Sub-Account		Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$41,500	$23,958	$7,173	$9,042

Net realized gain (loss)	174,372	51,901	27,987	37,012

Net change in unrealized appreciation (depreciation) on investments	108,611	178,694	47,742	45,873

Net increase (decrease) in net assets from operations	324,483	254,553	82,902	91,927

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	131,076	367,615	46,128	59,482

Net contractowner transfers	(472,272)	(66,579)	11,789	(6,660)

Withdrawals and death benefits (b)	(170,771)	(377,918)	(48,950)	(37,382)

Net increase (decrease) in net assets resulting from contractowner transactions	(511,967)	(76,882)	8,967	15,440

Net increase (decrease) in net assets	(187,484)	177,671	91,869	107,367

NET ASSETS

Beginning of period	2,926,764	2,749,093	938,826	831,459

End of period	$2,739,280	$2,926,764	$1,030,695	$938,826

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	43,104	44,311	14,696	14,447

Units purchased	1,829	5,963	692	1,002

Units sold/transferred	(8,692)	(7,170)	(562)	(753)

End of period	36,241	43,104	14,826	14,696

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-26	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account		PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Institutional Class Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$22,478	$15,657	$14,211	$8,890

Net realized gain (loss)	(2,177)	(5,513)	(2,206)	695

Net change in unrealized appreciation (depreciation) on investments	4,151	19,735	(13,466)	10,186

Net increase (decrease) in net assets from operations	24,452	29,879	(1,461)	19,771

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	29,086	28,823	13,349	8,786

Net contractowner transfers	51,338	17,833	1,886	530

Withdrawals and death benefits (b)	(21,143)	(18,896)	(9,413)	(13,225)

Net increase (decrease) in net assets resulting from contractowner transactions	59,281	27,760	5,822	(3,909)

Net increase (decrease) in net assets	83,733	57,639	4,361	15,862

NET ASSETS

Beginning of period	303,364	245,725	385,629	369,767

End of period	$387,097	$303,364	$389,990	$385,629

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	9,861	8,888	14,294	14,449

Units purchased	914	1,014	493	343

Units sold/transferred	909	(41)	(280)	(498)

End of period	11,684	9,861	14,507	14,294

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-27

Statements of Changes in Net Assets

TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	PIMCO VIT Real Return Portfolio— Institutional Class Sub-Account		PIMCO VIT Total Return Portfolio— Institutional Class Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$35,008	$32,040	$204,966	$153,460

Net realized gain (loss)	(3,109)	(3,844)	(43,450)	(50,814)

Net change in unrealized appreciation (depreciation) on investments	(1,467)	9,110	(25,807)	151,757

Net increase (decrease) in net assets from operations	30,432	37,306	135,709	254,403

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	100,036	100,827	273,043	243,227

Net contractowner transfers	170,695	53,172	500,438	265,140

Withdrawals and death benefits (b)	(72,601)	(68,761)	(275,103)	(280,570)

Net increase (decrease) in net assets resulting from contractowner transactions	198,130	85,238	498,378	227,797

Net increase (decrease) in net assets	228,562	122,544	634,087	482,200

NET ASSETS

Beginning of period	1,057,835	935,291	4,514,399	4,032,199

End of period	$1,286,397	$1,057,835	$5,148,486	$4,514,399

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	34,861	32,002	145,026	137,401

Units purchased	3,258	3,401	8,689	8,130

Units sold/transferred	3,327	(542)	7,324	(505)

End of period	41,446	34,861	161,039	145,026

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-28	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	PSF Natural Resources Portfolio—Class II Sub-Account		PVC Equity Income Account—Class 1 Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$—	$—	$95,157	$85,473

Net realized gain (loss)	40,060	40,192	108,086	234,696

Net change in unrealized appreciation (depreciation) on investments	(14,522)	(29,820)	447,763	127,589

Net increase (decrease) in net assets from operations	25,538	10,372	651,006	447,758

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	54,716	65,109	260,255	312,107

Net contractowner transfers	(23,077)	51,623	(144,417)	(616,354)

Withdrawals and death benefits (b)	(41,267)	(44,005)	(301,431)	(260,020)

Net increase (decrease) in net assets resulting from contractowner transactions	(9,628)	72,727	(185,593)	(564,267)

Net increase (decrease) in net assets	15,910	83,099	465,413	(116,509)

NET ASSETS

Beginning of period	645,252	562,153	4,317,368	4,433,877

End of period	$661,162	$645,252	$4,782,781	$4,317,368

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	22,989	20,345	54,176	61,877

Units purchased	1,817	2,377	2,945	4,278

Units sold/transferred	(2,146)	267	(5,158)	(11,979)

End of period	22,660	22,989	51,963	54,176

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-29

Statements of Changes in Net Assets

TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	PVC MidCap Account—Class 1 Sub-Account		T. Rowe Price® Health Sciences Portfolio I Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$1,615	$0	$—	$—

Net realized gain (loss)	62,066	13,539	135,555	50,045

Net change in unrealized appreciation (depreciation) on investments	57,122	113,678	(120,296)	(20,310)

Net increase (decrease) in net assets from operations	120,803	127,217	15,259	29,735

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	11,759	11,108	94,360	85,852

Net contractowner transfers	(1,574)	668	102,131	(29,497)

Withdrawals and death benefits (b)	(43,800)	(22,033)	(99,384)	(57,826)

Net increase (decrease) in net assets resulting from contractowner transactions	(33,615)	(10,257)	97,107	(1,471)

Net increase (decrease) in net assets	87,188	116,960	112,366	28,264

NET ASSETS

Beginning of period	607,452	490,492	1,051,275	1,023,011

End of period	$694,640	$607,452	$1,163,641	$1,051,275

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	5,592	5,693	18,794	18,836

Units purchased	101	122	1,582	1,594

Units sold/transferred	(376)	(223)	94	(1,636)

End of period	5,317	5,592	20,470	18,794

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-30	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	T. Rowe Price® Limited-Term Bond Portfolio Sub-Account		Templeton Developing Markets VIP Fund—Class 1 Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$22,916	$16,057	$147,282	$77,562

Net realized gain (loss)	(1,211)	(3,512)	(43,699)	(2,573)

Net change in unrealized appreciation (depreciation) on investments	4,430	10,841	156,662	349,548

Net increase (decrease) in net assets from operations	26,135	23,386	260,245	424,537

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	45,793	53,202	189,541	177,682

Net contractowner transfers	55,977	(502)	194,319	(222,539)

Withdrawals and death benefits (b)	(34,080)	(37,523)	(118,366)	(126,816)

Net increase (decrease) in net assets resulting from contractowner transactions	67,690	15,177	265,494	(171,673)

Net increase (decrease) in net assets	93,825	38,563	525,739	252,864

NET ASSETS

Beginning of period	498,075	459,512	3,605,567	3,352,703

End of period	$591,900	$498,075	$4,131,306	$3,605,567

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	17,149	16,603	109,794	115,135

Units purchased	1,552	1,896	5,380	5,739

Units sold/transferred	715	(1,350)	1,332	(11,080)

End of period	19,416	17,149	116,506	109,794

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-31

Statements of Changes in Net Assets

TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	Vanguard VIF Capital Growth Portfolio Sub-Account		Vanguard VIF Equity Index Portfolio Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$121,750	$95,389	$735,574	$652,155

Net realized gain (loss)	414,037	718,380	4,782,942	3,135,975

Net change in unrealized appreciation (depreciation) on investments	803,451	1,380,319	6,784,641	6,892,509

Net increase (decrease) in net assets from operations	1,339,238	2,194,088	12,303,157	10,680,639

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	463,297	792,688	2,322,529	1,844,087

Net contractowner transfers	(113,076)	(105,201)	(26,636)	(960,217)

Withdrawals and death benefits (b)	(469,566)	(878,288)	(3,029,435)	(3,718,798)

Net increase (decrease) in net assets resulting from contractowner transactions	(119,345)	(190,801)	(733,542)	(2,834,928)

Net increase (decrease) in net assets	1,219,893	2,003,287	11,569,615	7,845,711

NET ASSETS

Beginning of period	10,036,963	8,033,676	50,365,942	42,520,231

End of period	$11,256,856	$10,036,963	$61,935,557	$50,365,942

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	81,779	83,775	523,246	557,085

Units purchased	3,447	7,250	20,454	21,589

Units sold/transferred	(4,355)	(9,246)	(28,301)	(55,428)

End of period	80,871	81,779	515,399	523,246

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-32	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	Vanguard VIF High Yield Bond Portfolio Sub-Account		Vanguard VIF Mid-Cap Index Portfolio Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$192,753	$148,030	$149,545	$137,951

Net realized gain (loss)	(16,913)	(11,833)	221,662	396,306

Net change in unrealized appreciation (depreciation) on investments	43,089	206,410	1,105,005	845,712

Net increase (decrease) in net assets from operations	218,929	342,607	1,476,212	1,379,969

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	185,110	162,859	390,264	369,919

Net contractowner transfers	297,721	162,517	1,906,312	(603,845)

Withdrawals and death benefits (b)	(152,327)	(135,878)	(345,751)	(305,257)

Net increase (decrease) in net assets resulting from contractowner transactions	330,504	189,498	1,950,825	(539,183)

Net increase (decrease) in net assets	549,433	532,105	3,427,037	840,786

NET ASSETS

Beginning of period	3,349,658	2,817,553	10,035,153	9,194,367

End of period	$3,899,091	$3,349,658	$13,462,190	$10,035,153

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	77,701	72,982	119,927	127,262

Units purchased	4,168	4,083	4,364	4,903

Units sold/transferred	3,096	636	15,504	(12,238)

End of period	84,965	77,701	139,795	119,927

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-33

Statements of Changes in Net Assets

TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended

	Vanguard VIF Real Estate Index Portfolio Sub-Account		Vanguard VIF Small Company Growth Portfolio Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$109,711	$78,148	$27,211	$20,344

Net realized gain (loss)	64,076	86,878	(20,296)	(468,843)

Net change in unrealized appreciation (depreciation) on investments	(9,999)	196,821	553,915	1,304,651

Net increase (decrease) in net assets from operations	163,788	361,847	560,830	856,152

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	125,280	118,602	243,123	478,650

Net contractowner transfers	(47,012)	(47,974)	(64,500)	(684,060)

Withdrawals and death benefits (b)	(98,153)	(93,691)	(192,415)	(428,448)

Net increase (decrease) in net assets resulting from contractowner transactions	(19,885)	(23,063)	(13,792)	(633,858)

Net increase (decrease) in net assets	143,903	338,784	547,038	222,294

NET ASSETS

Beginning of period	3,453,164	3,114,380	4,875,988	4,653,694

End of period	$3,597,067	$3,453,164	$5,423,026	$4,875,988

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	65,388	65,872	61,318	70,020

Units purchased	2,259	2,442	2,861	6,683

Units sold/transferred	(2,619)	(2,926)	(2,946)	(15,385)

End of period	65,028	65,388	61,233	61,318

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-34	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

continued

	Vanguard VIF Total Bond Market Index Portfolio Sub-Account		Voya Russell Large Cap Growth Index Portfolio—Class I Sub-Account
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$322,411	$249,963	$28,530	$18,981

Net realized gain (loss)	(82,949)	(324,525)	403,001	48,506

Net change in unrealized appreciation (depreciation) on investments	(101,137)	690,020	1,403,258	1,488,616

Net increase (decrease) in net assets from operations	138,325	615,458	1,834,789	1,556,103

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	381,317	1,561,802	214,510	183,672

Net contractowner transfers	907,800	747,363	235,214	759,514

Withdrawals and death benefits (b)	(504,728)	(1,452,617)	(386,487)	(217,609)

Net increase (decrease) in net assets resulting from contractowner transactions	784,389	856,548	63,237	725,577

Net increase (decrease) in net assets	922,714	1,472,006	1,898,026	2,281,680

NET ASSETS

Beginning of period	11,367,247	9,895,241	5,893,444	3,611,764

End of period	$12,289,961	$11,367,247	$7,791,470	$5,893,444

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	382,454	351,467	42,256	37,776

Units purchased	12,768	55,486	1,327	1,570

Units sold/transferred	13,160	(24,499)	(2,114)	2,910

End of period	408,382	382,454	41,469	42,256

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

See notes to financial statements	TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-35

Statements of Changes in Net Assets TIAA-CREF Life Separate Account VLI-2 ∎ For the year ended	concluded

	VY CBRE Global Real Estate Portfolio—Class I Sub-Account
	December 31, 2024	December 31, 2023

FROM OPERATIONS

Net investment income (loss)	$5,610	$4,511

Net realized gain (loss)	4,533	(12,112)

Net change in unrealized appreciation (depreciation) on investments	(7,582)	30,058

Net increase (decrease) in net assets from operations	2,561	22,457

FROM CONTRACTOWNER TRANSACTIONS

Premiums (a)	6,778	17,309

Net contractowner transfers	(18,599)	(57,118)

Withdrawals and death benefits (b)	(5,712)	(9,595)

Net increase (decrease) in net assets resulting from contractowner transactions	(17,533)	(49,404)

Net increase (decrease) in net assets	(14,972)	(26,947)

NET ASSETS

Beginning of period	178,722	205,669

End of period	$163,750	$178,722

CHANGES IN ACCUMULATION UNITS OUTSTANDING:

Beginning of period	4,033	5,226

Units purchased	152	429

Units sold/transferred	(503)	(1,622)

End of period	3,682	4,033

(a)	Amounts presented are net of premium expense charges.
(b)	Accounts include payments for other daily and monthly fee expense charges.

B-36	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2	See notes to financial statements

Notes to Financial Statements

TIAA-CREF Life Separate Account VLI-2

Note 1—organization and significant accounting policies

TIAA-CREF Life Separate Account VLI-2 (the “Separate Account”) was established by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”) as a separate investment account under New York law on November 15, 2011 and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). TIAA-CREF Life, a legal reserve life insurance company under the insurance laws of the State of New York, is a wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”).

Investors participate in the Separate Account by purchasing one of two different variable life insurance policies: the M Intelligent Flexible Premium Variable Universal Life Insurance Policy (referred to as “M Intelligent VUL”) and the M Intelligent Flexible Premium Last Survivor Variable Universal Life Insurance Policy (referred to as “M Intelligent S VUL”). Premiums received from the policies are allocated to the investment accounts (“Sub-Accounts”) that invest in non-proprietary funds or Nuveen Life Funds (“Funds”), an open-end management investment company registered with the Commission and managed by Teachers Advisors, LLC (the, “Adviser”), a wholly owned indirect subsidiary of TIAA. The M Intelligent products offer over 47 sub-accounts.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Separate Account is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Effective May 1, 2024, the following Fund names have changed (with a corresponding change to the Sub-Account name):

Current Fund	New Fund
TIAA-CREF Life Balanced Fund	Nuveen Life Balanced Fund
TIAA-CREF Life Core Bond Fund	Nuveen Life Core Bond Fund
TIAA-CREF Life Growth Equity Fund	Nuveen Life Growth Equity Fund
TIAA-CREF Life Growth & Income Fund	Nuveen Life Core Equity Fund
TIAA-CREF Life International Equity Fund	Nuveen Life International Equity Fund
TIAA-CREF Life Large-Cap Value Fund	Nuveen Life Large Cap Value Fund
TIAA-CREF Life Money Market Fund	Nuveen Life Money Market Fund
TIAA-CREF Life Real Estate Securities Fund	Nuveen Life Real Estate Securities Select Fund
TIAA-CREF Life Small-Cap Equity Fund	Nuveen Life Small Cap Equity Fund
TIAA-CREF Life Social Choice Equity Fund	Nuveen Life Large Cap Responsible Equity Fund
TIAA-CREF Life Stock Index Fund	Nuveen Life Stock Index Fund
Delaware VIP Small Cap Value Series-Standard Class	Macquarie VIP Small Cap Value Series-Standard Class

LVIP Delaware Diversified Income-Standard Class	LVIP Macquarie Diversified Income-Standard Class

Effective May 29, 2024, the John Hancock Emerging Markets Value Trust Sub-Account was renamed John Hancock Disciplined Value Emerging Markets Equity Trust Sub-Account.

Effective December 15, 2024, the following Fund names have changed (with a corresponding change to the Sub-Account name):

Current Fund	New Fund
DFA VA Equity Allocation Portfolio	Dimensional VA Equity Allocation Portfolio
DFA VA Global Bond Portfolio	Dimensional VA Global Bond Portfolio
DFA VA Global Moderate Allocation Portfolio	Dimensional VA Global Moderate Allocation Portfolio
DFA VA International Small Portfolio	Dimensional VA International Small Portfolio
DFA VA International Value Portfolio	Dimensional VA International Value Portfolio
DFA VA Short-Term Fixed Portfolio	Dimensional VA Short-Term Fixed Portfolio
DFA VA US Large Value Portfolio	Dimensional VA US Large Value Portfolio
DFA VA US Targeted Value Portfolio	Dimensional VA US Targeted Value Portfolio

DFA VIT Inflation Protected Securities Portfolio	Dimensional VIT Inflation Protected Securities Portfolio

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gains distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: TIAA-CREF Life Separate Account VLI-2 is a separate account of TIAA-CREF Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation Fund for participants will

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-37

Notes to Financial Statements

TIAA-CREF Life Separate Account VLI-2

generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. The Separate Account’s federal income tax returns are generally subject to examination for a period of three fiscal years after filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Separate Account’s tax positions taken for all open income tax years and has concluded that no provision for income tax is required in the Separate Account’s financial statements.

Segment Reporting: In November 2023, the FASB issued Accounting Standard Update (“ASU”) No. 2023-07, Segment Reporting (Topic 280) Improvements to Reportable Segment Disclosures (“ASU 2023-07”). The amendments in ASU 2023-07 improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. ASU 2023-07 also requires a public entity that has a single reportable segment to provide all the disclosures required by the amendments in ASU 2023-07 and all existing segment disclosures in Topic 280. The amendments in ASU 2023-07 are effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Separate Account adopted ASU 2023-07 during the current reporting period. Adoption of the new standard impacted financial statement disclosures only and did not affect the Separate Account’s financial positions or the results of its operations.

Product Management of the Separate Account acts as the chief operating decision maker (“CODM”). The Separate Account represents a single operating segment. The CODM monitors the operating results of the Separate Account as a whole and is responsible for the Separate Account’s long-term strategic asset allocation in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Separate Account’s Sub-Accounts, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, premiums and withdrawal and death benefits), which are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Separate Account’s single segment, is consistent with that presented within the Separate Account’s financial statements. Segment assets are reflected on the Statement of Assets and Liabilities as “total assets” and significant segment revenues and expenses are listed on the Statement of Operations.

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that prioritizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)

•	Level 3—significant unobservable inputs (including the Sub-Accounts’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Sub-Accounts’ major categories of assets and liabilities measured at fair value follows:

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

As of December 31, 2024, all of the investments in the Sub-Accounts were investments in registered investment companies and were valued based on Level 1 inputs.

B-38	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

continued

Note 3—expense charges and affiliates

M Intelligent VUL Expenses

The following table describes the fees and expenses that a policyowner will pay at the time that he or she buys, surrenders, or transfers value among the Sub-Accounts:

Amount Deducted
Charge	When charge is deducted	if the Long Term Accumulation Rider is not in effect	if Long Term Accumulation Rider is in effect

Premium Expense Charge	Upon receipt of each Premium payment	(as a % of premium)	(as a % of premium)

Current:		First 10 Yrs up to 10 Targets: 10% First 10 Yrs above 10 Targets: 3% Yrs 11+: 2%	1st 10 Yrs up to 10 Targets: 15% 1st 10 Yrs above 10 Targets: 3% Yrs 11+: 3%

Guaranteed:		10%	15%

Partial Withdrawal Charge	At the time of each withdrawal

Current:		$0.00	$0.00

Guaranteed:		$20.00	$20.00

Surrender Charge[1]	Upon surrender or requested reduction in Base Face Amount

Current:		100%, 100%, 90%, 75%, 70%, 60%, 45%, 35%, 20%, 7%, 0% in years 1 to 10 and 11+, respectively, of premiums paid up to one Target.	0%

Guaranteed:		100%, 100%, 90%, 75%, 70%, 60%, 45%, 35%, 20%, 7%, 0% in years 1 to 10 and 11+, respectively, of one Target.	0%

Transfer Charge	Upon transfer

Current:		$0.00	$0.00

Guaranteed:		$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter	$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter

Accelerated Death Benefit Charge	At the time the accelerated death benefit is paid

Current:		$0.00[2]	$0.00[2]

Guaranteed:		$200.00[2]	$200.00[2]

Enhanced Cash Value Rider	Upon each premium payment

Current:		5.00% of premium paid in first 10 years up to one Target Premium	5.00% of premium paid in first 10 years up to one Target Premium

Guaranteed:		5.00% of all premium	5.00% of all premium

[1]

A Surrender Charge is applicable for 10 policy years from the Policy Date and is calculated as a percentage of the premium paid up to the Target Premium at issue stated in the Policy Specifications page of your policy. A Surrender Charge is also applicable for 10 years from the effective date of any increase in Base Face Amount. The percentage applied to the calculation starts out at 100% and reduces over the Surrender Charge period. The Target Premium varies by the sex, Issue Age and underwriting risk class of the Insured person, the Base Face Amount and whether the policy is issued with the Long Term Accumulation Rider. For a 54 year old male, preferred non-tobacco underwriting risk, $1,650,000 Base Face Amount, $850,000 Supplemental Face Amount, year 1, who has paid a premium of $35,000, the Surrender Charges deducted would be $19,605 when the LTA Rider is not in effect and $0 when the LTA Rider is in effect.

[2]	In addition, the proceeds of the accelerated death benefit are discounted for 1 year at a rate equal to the greater of:
-	the yield on 90-day Treasury bills on the date the application was approved, or
-

the current maximum statutory adjustable policy loan interest rate equal to the Moody’s Corporate Bond Yield Average—Monthly Average Corporate, published by Moody’s Investors Service, Inc., for the calendar month ending two months prior to the date the request is approved.

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-39

Notes to Financial Statements

TIAA-CREF Life Separate Account VLI-2

The following tables describe the fees and expenses that a contractowner will pay periodically during the time he or she owns the VUL, not including the fees and expenses of the Portfolios:

Amount Deducted
Charge	When charge is deducted	if the Long Term Accumulation Rider is not in effect	if Long Term Accumulation Rider is in effect

Policy Fee	At the beginning of each policy month

Current:		$15.00	$8.00

Guaranteed:		$15.00	$8.00

Administrative Expense Charge—Base Face Amount coverage only	At the beginning of each policy month	(per $1,000 of Base Face Amount)	(per $1,000 of Base Face Amount)

Current:		$0.0072 to $0.3719 in first 10 years only	$0.0175 to $0.414 in first 10 years only

Guaranteed:		$0.0072 to $0.3719 in first 10 years only	$0.0175 to $0.414 in first 10 years only

Representative Charge[3]		$157.50	$217.50

Cost of Insurance[4]—Base Face Amount	At the beginning of each policy month	(per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)	(per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)

Generally Policy Dates before October 17, 2015

Current:		$0.01307 to $79.1075	$0.015 to $79.10167

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167

Example[5]:		$0.2922	$0.3421

Generally Policy Dates on October 17, 2015 and thereafter:

Current:		$0.01307 to $79.1075	$0.015 to $65.44017

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167

Example[5]:		$0.2922	$0.3356

Cost of Insurance[4]—Supplemental Face Amount	At the beginning of each policy month	(per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)	(per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)

Generally Policy Dates before October 17, 2015

Current:		$0.01034 to $77.93	$0.01042 to $79.10167

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167

Example[5]:		$0.3025	$0.2798

Generally Policy Dates on October 17, 2015 and thereafter:

Current:		$0.01199 to $63.286	$0.01375 to $54.25416

Guaranteed:		$0.015 to $79.1075	$0.015 to $79.10167

Example[5]:		$0.2864	$0.3087

[3]	Charge is for a preferred non-tobacco underwriting risk, male Issue Age 55, and a $1,500,000 Base Face Amount and $750,000 Supplemental Face Amount Policy Year 1.
[4]

The Cost of Insurance charges vary based on Issue Age, sex (in most states), Underwriting Class, and Policy Year. The charge generally increases as the Issue Age increases. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to Your Policy, and more detailed information concerning your cost of insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the Insured’s age and Underwriting Class, the death benefit option, face amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

[5]	Charge is for a preferred non-tobacco underwriting risk, male Issue Age 54, Policy Year 1.

B-40	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

continued

Amount Deducted
Charge	When charge is deducted	if LTA Rider is not in effect	if LTA Rider is in effect

Asset Based Risk Charge	At the beginning of each policy month	(% of Policy Value invested in the Investment Accounts)	(% of Policy Value invested in the Investment Accounts)

Generally Policy Dates before October 17, 2015

Current:		Yrs 1-15: 0.90%	Yrs 1-15: 0.36%

		Yrs 16+: 0.48%	Yrs 16+: 0.06%

Guaranteed:		Yrs 1-15: 0.90%	Yrs 1-15: 0.36%

		Yrs 16+: 0.48%	Yrs 16+: 0.06%

Generally Policy Dates on October 17, 2015 and thereafter

Current:		Yrs 1-15: 0.75%	Yrs 1-15: 0.24%

		Yrs 16+: 0.48%	Yrs 16+: 0.06%

Guaranteed:		Yrs 1-15: 0.90%	Yrs 1-15: 0.36%

		Yrs 16+: 0.48%	Yrs 16+: 0.06%

Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest

Current:		Yrs 1-10: 4.00%	Yrs 1-10: 4.00%

		Yrs 11+: 3.00%	Yrs 11+: 3.00%

Guaranteed:		Yrs 1-10: 4.50%	Yrs 1-10: 4.50%

		Yrs 11+: 3.50%	Yrs 11+: 3.50%

Extended Maturity Benefit		No Additional Charge	No Additional Charge

Reinstatement Interest Charge	Upon reinstatement of a Lapsed Policy	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.

Charges for Other Benefits[6]

Charitable Giving Benefit		No Additional Charge	No Additional Charge

Overloan Protection Endorsement		No Additional Charge[7]	No Additional Charge[7]

Waiver of Monthly Charges Rider	At the beginning of each policy month	(% of Monthly Charges other than the waiver charge until Insured age 65)	(% of Monthly Charges other than the waiver charge until Insured age 65)

Current:		3% to 10%	3% to 10%

Guaranteed:		3% to 10%	3% to 10%

Example[8]:		8.50%	8.50%

[6]

These charges may vary based on the Issue Age of the Insured, gender (in most states), Underwriting Class, Policy Value, Policy Year, Face Amount, death benefit option, and Net Amount at Risk. The charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed charges applicable to Your Policy, and more detailed information concerning Your charges is available upon request from our Administrative Office.

[7]	There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.
[8]	Charge is for a male age 54.

M Intelligent Survivorship VUL Expenses

The following table describes the fees and expenses that a policyowner will pay at the time that he or she buys, surrenders, or transfers value among the Sub-Accounts:

		Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current charge

Premium Expense Charge (as a % of premium)	Upon receipt of each Premium payment	1st 10 Yrs: 10% Yrs 11+: 5%	Yrs 1 to 3: 10% Yrs 4 to 10 up to 10 Targets: 10% Yrs 4 to 10 above 10 Targets: 5% Yrs 11+: 5%

Partial Withdrawal Charge	At the time of each withdrawal	$20.00	$0.00

Transfer Charge	Upon transfer	$0.00 on first 12 transfers each policy year, $25.00 on each transfer thereafter	$0.00

Accelerated Death Benefit Charge[1]	At the time the accelerated death benefit is paid	$200.00	$0.00

[1]	In addition, the proceeds of the accelerated death benefit are discounted for 1 year at a rate equal to the greater of:
-	the yield on 90-day Treasury bills on the date the application was approved, or
-

the current maximum statutory adjustable policy loan interest rate equal to the Moody’s Corporate Bond Yield Average—Monthly Average Corporate , published by Moody’s Investors Service, Inc., for the calendar month ending two months prior to the date the request is approved.

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-41

Notes to Financial Statements

TIAA-CREF Life Separate Account VLI-2

The following tables describe the fees and expenses that a contractowner will pay periodically during the time he or she owns the Survivorship VUL, not including the fees and expenses of the Portfolios:

Annual Amount Deducted
Charge	When charge is deducted	Maximum guaranteed charge	Current charge

Policy Fee	At the beginning of each policy month	$20 mo. x 12 = $240	$20 mo. x 12 = $240

Administrative Expense Charge—Base Face Amount (per $1,000 BFA in first 5 years only)	At the beginning of each policy month	Minimum $0.4381938 Maximum $56.3965913 Representative Charge[2] $24,061.80	Minimum $0.43819056 Maximum $56.39659128 Representative Charge[2] $19,249.44

Administrative Expense Charge—Supplemental Face Amount (per $1,000 SFA in first 5 years only)	At the beginning of each policy month	Minimum $0.0657234 Maximum $8.5445166 Representative Charge[2] $2.221.08	Minimum $0.06572016 Maximum $6.83561328 Representative Charge[2] $1,776.96

Cost of Insurance[3]—Base Face Amount (per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)	At the beginning of each policy month	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.031964	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.002125

Cost of Insurance[3]—Supplemental Face Amount (per $1,000 of Net Amount at Risk—higher rates may apply to substandard risks)	At the beginning of each policy month	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.031964	Minimum $0.000032 Maximum $1,000 Representative Charge[4] $0.002015

Asset Based Risk Charge (% of Policy Value invested in the Investment Accounts)	At the beginning of each policy month	Yrs 1 to 15: 0.60% Yrs 16+: 0.24%

If policy value in the investment accounts is less than 25% of the face amount:

Yrs 1 to 15: 0.60%

Yrs 16+: 0.24%

If policy value in the investment accounts is at least 25% of the face amount: Yrs 1 to 15: 0.42%

Yrs 16+: 0.06%

Loan Interest Charge	Daily, charged against the Outstanding Loan Amount plus accrued interest	Yrs 1-10: 4.50% Yrs 11+: 3.50%	Yrs 1-10: 4.00% Yrs 11+: 3.00%

Extended Maturity Benefit		No Additional Charge	No Additional Charge

Reinstatement Interest Charge	Upon reinstatement of a Lapsed Policy	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.	6% assessed against and added to unpaid Monthly Charges from the date the Policy Lapsed to the date it is reinstated.

Charges for Other Benefits:[5]

Charitable Giving		No Additional Charge	No Additional Charge

Benefit Overloan Protection Endorsement		No Additional Charge[6]	No Additional Charge[6]

[2]

Charge is for preferred non-tobacco underwriting risks, male Issue Age 57, female Issue Age 55, $3,900,000 Base Face Amount, and a $2,400,000 Supplemental Face Amount, Premium of $55,000 in Policy Year 1.

[3]

The Cost of Insurance charges vary based on Issue Ages, sex (in most states), Underwriting Classes, and Policy Year. The charge generally increases as the Issue Age increases. The Net Amount at Risk is equal to: the death benefit discounted for a month of interest minus the Policy Value on the Monthly Charge Date. The cost of insurance charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed cost of insurance charge applicable to Your Policy, and more detailed information concerning your cost of insurance charges is discussed in the “Charges and Deductions—Monthly Charge” section of this prospectus and is available on request from our Administrative Office. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon each Insured’s sex in most states, age and Underwriting Class, the death benefit option, face amount, planned Premiums, and requested Riders. Substandard classifications provide for higher rates with a maximum guaranteed annual rate of $1,000 per $1,000 of Net Amount at Risk and a maximum current annual rate of $1,000 per $1,000 of Net Amount at Risk.

[4]	Charge is for preferred non-tobacco underwriting risks, male Issue Age 57, female Issue Age 55, $3,900,000 Base Face Amount, and a $2,400,000 Supplemental Face Amount, Policy Year 1.
[5]

These charges may vary based on the Issue Ages of the Insureds, gender (in most states), Underwriting Classes, Policy Value, Policy Year, Face Amount, death benefit option, and Net Amount at Risk. The charges shown in the table may not be typical of the charges You will pay. Your Policy’s data page will indicate the guaranteed charges applicable to Your Policy, and more detailed information concerning Your charges is available upon request from our Administrative Office.

[6]	There is no specific charge but the Policy Value will be reduced when the Overloan conditions are met.

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the Funds, these include management fees paid to the Adviser. TIAA-CREF Life provides all administrative services for the Sub-Accounts. TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA, performs distribution functions for the contracts pursuant to a Principal Underwriting and Administrative Services Agreement.

B-42	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

continued

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2024 were as follows:

Sub-Accounts	Purchases	Sales

Nuveen Life Balanced	$322,661	$448,347

Nuveen Life Core Bond	822,439	680,251

Nuveen Life Core Equity	1,226,218	2,089,440

Nuveen Life Growth Equity	746,935	1,235,850

Nuveen Life International Equity	793,561	283,667

Nuveen Life Large Cap Responsible Equity	111,665	35,854

Nuveen Life Large Cap Value	196,530	309,638

Nuveen Life Money Market	12,982,217	11,545,527

Nuveen Life Real Estate Securities Select	77,983	40,124

Nuveen Life Small Cap Equity	659,133	211,404

Nuveen Life Stock Index	3,495,953	6,803,713

Dimensional VA Equity Allocation Portfolio	285,636	47,854

Dimensional VA Global Bond Portfolio	223,803	66,113

Dimensional VA Global Moderate Allocation Portfolio	842,784	1,172,291

Dimensional VA International Small Portfolio	686,611	428,666

Dimensional VA International Value Portfolio	1,332,550	329,632

Dimensional VA Short-Term Fixed Portfolio	581,099	168,110

Dimensional VA US Large Value Portfolio	2,478,943	924,916

Dimensional VA US Targeted Value Portfolio	839,536	713,952

Dimensional VIT Inflation Protected Securities Portfolio	23,532	71,241

John Hancock Disciplined Value Emerging Markets Equity Trust	327,070	94,744

LVIP Macquarie Diversified Income Fund- Standard Class	1,497,300	716,040

M Capital Appreciation Fund	2,997,060	1,031,812

M International Equity Fund	678,653	758,510

M Large Cap Growth Fund	1,867,662	1,027,884

M Large Cap Value Fund	727,448	373,859

Macquarie VIP Small Cap Value Series—Standard Class	253,605	608,184

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio—I Class	90,853	42,409

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class	93,210	11,451

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)—Instutitional Class	28,366	8,333

PIMCO VIT Real Return Portfolio—Institutional Class	290,435	57,297

PIMCO VIT Total Return Portfolio—Institutional Class	946,321	227,224

PSF Natural Resources Portfolio—Class II	72,755	81,081

PVC Equity Income Account—Class 1	341,850	385,208

PVC MidCap Account—Class 1	69,388	44,356

T. Rowe Price® Health Sciences Portfolio I	334,157	139,132

T. Rowe Price® Limited-Term Bond Portfolio	120,095	29,489

Templeton Developing Markets VIP Fund—Class 1	836,470	397,061

Vanguard VIF Capital Growth Portfolio	907,614	685,823

Vanguard VIF Equity Index Portfolio	8,252,377	6,130,745

Vanguard VIF High Yield Bond Portfolio	671,507	147,479

Vanguard VIF Mid-Cap Index Portfolio	2,654,633	419,614

Vanguard VIF Real Estate Index Portfolio	400,247	216,566

Vanguard VIF Small Company Growth Portfolio	290,267	277,814

Vanguard VIF Total Bond Market Index Portfolio	1,760,156	633,307

Voya Russell Large Cap Growth Index Portfolio—Class I	3,197,135	2,529,964

VY CBRE Global Real Estate Portfolio-Class I Sub-Account	14,056	25,979

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-43

Notes to Financial Statements

TIAA-CREF Life Separate Account VLI-2

Note 5—condensed financial information

					For the period ended December 31, 2024

Period	Accumulation Units Outstanding, End of Period	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period	Ratio of Investment Income to Average Net Assets(d)(f)	Total Return(b)(h)

Nuveen Life Balanced Sub-Account
2024	37,543	$43.79	$48.33	$1,814,513	1.89%	10.38%
2023	41,957	$37.82	$43.79	$1,837,238	2.49%	15.77%
2022	42,829	$45.35	$37.82	$1,619,968	2.61%	(16.59)%
2021	43,891	$41.30	$45.35	$1,990,298	1.84%	9.78%
2020	39,121	$36.18	$41.30	$1,615,880	1.92%	14.16%

Nuveen Life Core Bond Sub-Account
2024	100,588	$31.83	$32.69	$3,288,710	3.83%	2.71%
2023	99,942	$29.95	$31.83	$3,181,224	3.17%	6.27%
2022	92,735	$34.51	$29.95	$2,777,582	2.28%	(13.21)%
2021	81,053	$34.85	$34.51	$2,797,245	2.37%	(0.99)%
2020	77,250	$32.32	$34.85	$2,692,523	2.84%	7.86%

Nuveen Life Core Equity Sub-Account
2024	41,282	$99.72	$128.55	$5,307,026	0.71%	28.83%
2023	53,492	$75.07	$99.72	$5,334,271	1.20%	32.84%
2022	34,294	$96.53	$75.07	$2,574,308	0.78%	(22.24)%
2021	41,944	$77.12	$96.53	$4,048,962	0.78%	25.17%
2020	44,042	$64.03	$77.12	$3,396,569	1.28%	20.44%

Nuveen Life Growth Equity Sub-Account
2024	59,956	$123.51	$158.42	$9,499,283	0.26%	28.26%
2023	63,808	$84.35	$123.51	$7,879,989	0.26%	46.42%
2022	65,286	$125.75	$84.35	$5,507,131	0.00%	(32.92)%
2021	62,912	$108.25	$125.75	$7,911,114	0.24%	16.16%
2020	78,866	$75.19	$108.25	$8,537,464	0.36%	43.97%

Nuveen Life International Equity Sub-Account
2024	125,747	$49.88	$51.70	$6,500,545	2.26%	3.64%
2023	118,999	$42.85	$49.88	$5,935,484	2.13%	16.41%
2022	126,506	$51.44	$42.85	$5,420,360	3.12%	(16.70)%
2021	130,390	$46.41	$51.44	$6,707,126	1.09%	10.84%
2020	133,112	$40.23	$46.41	$6,177,313	1.68%	15.34%

Nuveen Life Large Cap Responsible Equity Sub-Account
2024	8,571	$96.76	$114.20	$978,871	1.48%	18.02%
2023	8,405	$79.05	$96.76	$813,327	1.42%	22.41%
2022	7,910	$96.20	$79.05	$625,295	1.28%	(17.83)%
2021	7,456	$76.14	$96.20	$717,264	1.10%	26.35%
2020	6,942	$63.20	$76.14	$528,562	1.66%	20.47%

Nuveen Life Large Cap Value Sub-Account
2024	17,960	$75.55	$86.79	$1,558,749	1.60%	14.78%
2023	21,096	$66.16	$75.55	$1,593,730	1.66%	14.19%
2022	18,484	$71.21	$66.16	$1,222,794	1.31%	(7.10)%
2021	18,804	$56.14	$71.21	$1,338,993	1.41%	26.85%
2020	18,400	$53.97	$56.14	$1,032,913	1.90%	4.01%

Nuveen Life Money Market Sub-Account
2024	399,548	$28.07	$29.52	$11,798,235	5.00%	5.17%
2023	327,697	$26.73	$28.07	$9,202,077	4.89%	5.02%
2022	522,857	$26.34	$26.73	$13,974,950	1.61%	1.46%
2021	116,995	$26.34	$26.34	$3,081,778	0.00%	0.00%
2020	343,354	$26.24	$26.34	$9,044,714	0.34%	0.41%

Nuveen Life Real Estate Securities Select Sub-Account
2024	10,280	$58.56	$61.36	$630,759	2.88%	4.78%
2023	9,893	$52.28	$58.56	$579,505	2.69%	12.01%
2022	9,780	$73.24	$52.28	$511,277	1.53%	(28.62)%
2021	9,664	$52.49	$73.24	$707,832	1.29%	39.53%
2020	13,660	$51.84	$52.49	$717,094	2.42%	1.27%

B-44	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

continued

					For the period ended December 31, 2024

Period	Accumulation Units Outstanding, End of Period	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period	Ratio of Investment Income to Average Net Assets(d)(f)	Total Return(b)(h)

Nuveen Life Small Cap Equity Sub-Account
2024	35,256	$80.84	$93.78	$3,306,149	0.90%	16.01%
2023	30,831	$68.13	$80.84	$2,492,526	0.85%	18.65%
2022	31,990	$80.75	$68.13	$2,179,549	0.48%	(15.63)%
2021	31,537	$64.73	$80.75	$2,546,637	0.44%	24.76%
2020	26,731	$57.38	$64.73	$1,730,220	0.86%	12.80%

Nuveen Life Stock Index Sub-Account
2024	308,693	$101.55	$125.59	$38,770,611	1.30%	23.67%
2023	350,834	$80.66	$101.55	$35,621,942	1.53%	25.91%
2022	316,400	$99.80	$80.66	$25,519,381	1.34%	(19.18)%
2021	326,715	$79.44	$99.80	$32,606,560	1.23%	25.63%
2020	308,227	$65.78	$79.44	$24,486,334	1.80%	20.76%

Dimensional VA Equity Allocation Portfolio Sub-Account
2024	32,230	$45.12	$51.93	$1,673,637	2.01%	15.10%
2023	28,266	$37.55	$45.12	$1,275,314	1.50%	20.14%
2022	71,666	$43.51	$37.55	$2,691,294	1.80%	(13.68)%
2021	70,753	$34.98	$43.51	$3,078,129	2.20%	24.37%
2020	39,443	$31.19	$34.98	$1,379,682	1.92%	12.16%

Dimensional VA Global Bond Portfolio Sub-Account
2024	66,059	$29.12	$30.69	$2,027,138	5.01%	5.38%
2023	64,047	$27.72	$29.12	$1,864,963	4.11%	5.05%
2022	60,181	$29.59	$27.72	$1,668,107	1.54%	(6.33)%
2021	63,691	$29.90	$29.59	$1,884,784	0.77%	(1.04)%
2020	59,887	$29.47	$29.90	$1,790,827	0.03%	1.46%

Dimensional VA Global Moderate Allocation Portfolio Sub-Account
2024	197,589	$46.54	$51.83	$10,240,512	2.69%	11.99%
2023	210,696	$40.34	$46.54	$9,805,428	2.63%	15.37%
2022	226,883	$45.30	$40.34	$9,151,821	1.39%	(10.96)%
2021	265,591	$39.67	$45.30	$12,031,513	1.45%	14.20%
2020	272,658	$35.64	$39.67	$10,815,445	1.16%	11.29%

Dimensional VA International Small Portfolio Sub-Account
2024	109,679	$53.82	$55.87	$6,128,249	3.45%	3.82%
2023	111,885	$47.16	$53.82	$6,021,665	3.31%	14.11%
2022	110,181	$57.27	$47.16	$5,196,637	2.57%	(17.64)%
2021	113,089	$49.99	$57.27	$6,476,421	2.62%	14.56%
2020	113,172	$45.69	$49.99	$5,657,222	2.34%	9.41%

Dimensional VA International Value Portfolio Sub-Account
2024	182,387	$49.70	$52.99	$9,665,488	4.12%	6.62%
2023	174,995	$42.17	$49.70	$8,696,467	4.91%	17.86%
2022	169,518	$43.68	$42.17	$7,148,754	3.87%	(3.46)%
2021	186,816	$36.98	$43.68	$8,160,357	3.98%	18.11%
2020	195,482	$37.65	$36.98	$7,229,345	2.65%	(1.76)%

Dimensional VA Short-Term Fixed Portfolio Sub-Account
2024	55,211	$27.91	$29.44	$1,625,573	5.26%	5.48%
2023	43,408	$26.59	$27.91	$1,211,612	3.58%	4.98%
2022	47,210	$26.90	$26.59	$1,255,233	1.46%	(1.16)%
2021	39,220	$26.95	$26.90	$1,054,978	0.01%	(0.19)%
2020	45,081	$26.79	$26.95	$1,214,929	0.57%	0.60%

Dimensional VA US Large Value Portfolio Sub-Account
2024	128,476	$83.64	$94.84	$12,183,732	2.10%	13.38%
2023	127,880	$75.41	$83.64	$10,696,480	2.30%	10.92%
2022	135,324	$79.27	$75.41	$10,204,146	2.17%	(4.88)%
2021	146,406	$62.40	$79.27	$11,606,002	1.76%	27.04%
2020	144,928	$63.27	$62.40	$9,043,736	2.40%	(1.38)%

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-45

Notes to Financial Statements

TIAA-CREF Life Separate Account VLI-2

						For the period ended December 31, 2024

Period		Accumulation Units Outstanding, End of Period	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period	Ratio of Investment Income to Average Net Assets(d)(f)	Total Return(b)(h)

Dimensional VA US Targeted Value Portfolio Sub-Account
2024		49,776	$93.00	$100.56	$5,005,431	1.40%	8.14%
2023		52,606	$77.47	$93.00	$4,891,191	1.62%	20.03%
2022		54,582	$80.88	$77.47	$4,228,702	1.29%	(4.21)%
2021		61,571	$57.91	$80.88	$4,980,016	1.43%	39.68%
2020		63,510	$55.69	$57.91	$3,677,603	2.05%	3.98%

Dimensional VIT Inflation Protected Securities Portfolio Sub-Account
2024		11,998	$29.33	$29.88	$358,512	2.66%	1.88%
2023		13,949	$28.20	$29.33	$409,126	3.83%	4.02%
2022		14,422	$32.21	$28.20	$406,640	8.21%	(12.45)%
2021		20,284	$30.50	$32.21	$653,251	9.02%	5.58%
2020		9,519	$27.30	$30.50	$290,351	1.09%	11.72%

John Hancock Disciplined Value Emerging Markets Equity Trust Sub-Account
2024		70,863	$36.29	$35.40	$2,508,799	4.24%	-2.44%
2023		67,375	$31.51	$36.29	$2,444,929	1.52%	15.15%
2022		86,297	$35.66	$31.51	$2,719,559	3.65%	(11.63)%
2021		89,738	$32.06	$35.66	$3,200,176	2.39%	11.25%
2020		88,049	$30.91	$32.06	$2,822,503	2.45%	3.72%

LVIP Macquarie Diversified Income Fund- Standard Class Sub-Account
2024		204,311	$29.26	$29.84	$6,095,992	4.32%	1.98%
2023		185,890	$27.54	$29.26	$5,438,463	4.35%	6.24%
2022		184,288	$31.97	$27.54	$5,075,234	3.46%	(13.86%
2021	(q)	169,119	$0.00	$31.97	$5,406,646	2.71%	0.70%

M Capital Appreciation Fund Sub-Account
2024		73,907	$84.25	$92.63	$6,846,215	2.45%	9.94%
2023		60,875	$68.19	$84.25	$5,128,703	0.45%	23.56%
2022		63,073	$83.30	$68.19	$4,300,947	0.00%	(18.14)%
2021		68,209	$70.75	$83.30	$5,681,774	0.00%	17.74%
2020		80,044	$60.10	$70.75	$5,663,130	0.00%	17.73%

M International Equity Fund Sub-Account
2024		222,418	$39.50	$41.06	$9,133,319	2.88%	3.96%
2023		230,809	$34.05	$39.50	$9,117,046	3.15%	16.00%
2022		233,780	$39.67	$34.05	$7,960,484	2.77%	(14.16)%
2021		226,760	$35.72	$39.67	$8,994,916	2.46%	11.05%
2020		224,144	$32.80	$35.72	$8,006,694	1.83%	8.90%

M Large Cap Growth Fund Sub-Account
2024		72,578	$110.80	$139.06	$10,094,065	0.00%	25.50%
2023		73,286	$83.92	$110.80	$8,119,979	0.00%	32.04%
2022		77,793	$112.50	$83.92	$6,528,183	0.00%	(25.41)%
2021		76,255	$92.60	$112.50	$8,579,101	0.00%	21.49%
2020		80,098	$71.84	$92.60	$7,417,098	0.00%	28.89%

M Large Cap Value Fund Sub-Account
2024		65,336	$68.93	$81.77	$5,342,567	1.92%	18.63%
2023		67,458	$64.06	$68.93	$4,649,781	2.43%	7.60%
2022		66,375	$65.00	$64.06	$4,251,927	2.07%	(1.45)%
2021		66,273	$50.00	$65.00	$4,307,872	1.60%	30.01%
2020		67,214	$51.63	$50.00	$3,360,617	2.12%	(3.16)%

Macquarie VIP Small Cap Value Series-Standard Class Sub-Account
2024		36,241	$67.90	$75.59	$2,739,280	1.41%	11.32%
2023		43,104	$62.04	$67.90	$2,926,764	0.91%	9.44%
2022		44,311	$70.57	$62.04	$2,749,093	0.82%	(12.09)%
2021		45,888	$52.50	$70.57	$3,238,443	0.90%	34.42%
2020		54,886	$53.52	$52.50	$2,881,650	1.37%	(1.90)%

B-46	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

continued

					For the period ended December 31, 2024

Period	Accumulation Units Outstanding, End of Period	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period	Ratio of Investment Income to Average Net Assets(d)(f)	Total Return(b)(h)

Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio-I Class Sub-Account
2024	14,826	$63.88	$69.52	$1,030,695	0.72%	8.82%
2023	14,696	$57.55	$63.88	$938,826	1.04%	11.00%
2022	14,447	$63.77	$57.55	$831,459	0.58%	(9.75)%
2021	15,427	$48.02	$63.77	$983,841	0.59%	32.80%
2020	17,452	$49.31	$48.02	$838,108	1.27%	(2.62)%

PIMCO VIT Emerging Markets Bond Portfolio—Institutional Class Sub-Account
2024	11,684	$30.77	$33.13	$387,097	6.60%	7.69%
2023	9,861	$27.65	$30.77	$303,364	5.87%	11.28%
2022	8,888	$32.75	$27.65	$245,725	4.94%	(15.59)%
2021	10,623	$33.57	$32.75	$347,912	4.63%	(2.42)%
2020	8,936	$31.41	$33.57	$299,888	4.69%	6.87%

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)-Institutional Class Sub-Account
2024	14,507	$26.98	$26.89	$389,990	3.68%	-0.35%
2023	14,294	$25.59	$26.98	$385,629	2.40%	5.42%
2022	14,449	$28.71	$25.59	$369,767	1.63%	(10.87)%
2021	15,702	$29.92	$28.71	$450,843	5.24%	(4.01)%
2020	14,837	$27.13	$29.92	$443,819	2.61%	10.28%

PIMCO VIT Real Return Portfolio-Institutional Class Sub-Account
2024	41,446	$30.35	$31.04	$1,286,397	2.80%	2.29%
2023	34,861	$29.23	$30.35	$1,057,835	3.16%	3.83%
2022	32,002	$33.13	$29.23	$935,291	7.15%	(11.77)%
2021	32,234	$31.33	$33.13	$1,067,798	5.15%	5.74%
2020	26,849	$28.00	$31.33	$841,086	1.59%	11.88%

PIMCO VIT Total Return Portfolio-Institutional Class Sub-Account
2024	161,039	$31.14	$31.97	$5,148,486	4.19%	2.69%
2023	145,026	$29.35	$31.14	$4,514,399	3.71%	6.09%
2022	137,401	$34.19	$29.35	$4,032,199	2.76%	(14.17)%
2021	139,454	$34.58	$34.19	$4,768,122	1.98%	(1.12)%
2020	115,649	$31.78	$34.58	$3,998,882	2.26%	8.81%

PSF Natural Resources Portfolio-Class II Sub-Account
2024	22,660	$28.07	$29.18	$661,162	0.00%	3.95%
2023	22,989	$27.63	$28.07	$645,252	0.00%	1.58%
2022	20,345	$22.73	$27.63	$562,153	0.00%	21.54%
2021	19,783	$18.18	$22.73	$449,734	0.00%	25.03%
2020	19,835	$16.26	$18.18	$360,650	0.00%	11.82%

PVC Equity Income Account-Class 1 Sub Account
2024	51,963	$79.69	$92.04	$4,782,781	2.06%	15.50%
2023	54,176	$71.66	$79.69	$4,317,368	2.05%	11.22%
2022	61,877	$80.06	$71.66	$4,433,877	1.93%	(10.50)%
2021	59,780	$65.37	$80.06	$4,785,912	1.93%	22.47%
2020	68,377	$61.42	$65.37	$4,469,974	2.11%	6.43%

PVC MidCap Account-Class 1 Sub-Account
2024	5,317	$108.63	$130.65	$694,640	0.24%	20.27%
2023	5,592	$86.16	$108.63	$607,452	0.00%	26.08%
2022	5,693	$111.86	$86.16	$490,492	0.18%	(22.98)%
2021	6,366	$89.11	$111.86	$712,078	0.13%	25.53%
2020	6,527	$75.30	$89.11	$581,612	0.73%	18.33%

T. Rowe Price® Health Sciences Portfolio I Sub-Account
2024	20,470	$55.92	$56.85	$1,163,641	0.00%	1.66%
2023	18,794	$54.31	$55.92	$1,051,275	0.00%	2.96%
2022	18,836	$62.05	$54.31	$1,023,011	0.00%	(12.47)%
2021	19,253	$54.86	$62.05	$1,194,675	0.00%	13.10%
2020	25,891	$42.33	$54.86	$1,420,452	0.00%	29.62%

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-47

Notes to Financial Statements TIAA-CREF Life Separate Account VLI-2

					For the period ended December 31, 2024

Period	Accumulation Units Outstanding, End of Period	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period	Ratio of Investment Income to Average Net Assets(d)(f)	Total Return(b)(h)

T. Rowe Price® Limited-Term Bond Portfolio Sub-Account
2024	19,416	$29.04	$30.49	$591,900	4.21%	4.96%
2023	17,149	$27.68	$29.04	$498,075	3.31%	4.94%
2022	16,603	$28.99	$27.68	$459,512	1.91%	(4.52)%
2021	18,699	$28.95	$28.99	$541,998	1.36%	0.13%
2020	28,012	$27.65	$28.95	$810,921	1.97%	4.71%

Templeton Developing Markets VIP Fund-Class 1 Sub-Account
2024	116,506	$32.84	$35.46	$4,131,306	3.87%	7.98%
2023	109,794	$29.12	$32.84	$3,605,567	2.26%	12.77%
2022	115,135	$37.19	$29.12	$3,352,703	2.94%	(21.70)%
2021	120,328	$39.36	$37.19	$4,475,077	1.01%	(5.51)%
2020	99,336	$33.53	$39.36	$3,909,749	4.27%	17.39%

Vanguard VIF Capital Growth Portfolio Sub-Account
2024	80,871	$122.73	$139.19	$11,256,856	1.11%	13.41%
2023	81,779	$95.90	$122.73	$10,036,963	1.07%	27.98%
2022	83,775	$113.47	$95.90	$8,033,676	0.87%	(15.48)%
2021	79,732	$93.36	$113.47	$9,046,938	0.96%	21.54%
2020	83,738	$79.47	$93.36	$7,817,487	1.45%	17.47%

Vanguard VIF Equity Index Portfolio Sub-Account
2024	515,399	$96.26	$120.17	$61,935,557	1.30%	24.84%
2023	523,246	$76.33	$96.26	$50,365,942	1.42%	26.11%
2022	557,085	$93.34	$76.33	$42,520,231	1.34%	(18.23)%
2021	541,312	$72.61	$93.34	$50,527,051	1.24%	28.55%
2020	544,210	$61.43	$72.61	$39,516,021	1.70%	18.20%

Vanguard VIF High Yield Bond Portfolio Sub-Account
2024	84,965	$43.11	$45.89	$3,899,091	5.46%	6.45%
2023	77,701	$38.61	$43.11	$3,349,658	4.84%	11.67%
2022	72,982	$42.59	$38.61	$2,817,553	4.96%	(9.36)%
2021	71,293	$41.08	$42.59	$3,036,716	3.74%	3.68%
2020	55,985	$38.88	$41.08	$2,300,050	5.67%	5.67%

Vanguard VIF Mid-Cap Index Portfolio Sub-Account
2024	139,795	$83.68	$96.30	$13,462,190	1.32%	15.08%
2023	119,927	$72.25	$83.68	$10,035,153	1.49%	15.83%
2022	127,262	$89.00	$72.25	$9,194,367	1.09%	(18.82)%
2021	169,247	$71.57	$89.00	$15,062,576	0.88%	24.36%
2020	131,267	$60.61	$71.57	$9,394,361	1.41%	18.07%

Vanguard VIF Real Estate Index Portfolio Sub-Account
2024	65,028	$52.81	$55.32	$3,597,067	3.12%	4.74%
2023	65,388	$47.28	$52.81	$3,453,164	2.51%	11.70%
2022	65,872	$64.15	$47.28	$3,114,380	1.89%	(26.30)%
2021	64,827	$45.75	$64.15	$4,158,554	1.96%	40.21%
2020	64,121	$48.09	$45.75	$2,933,739	2.51%	(4.85)%

Vanguard VIF Small Company Growth Portfolio Sub-Account
2024	61,233	$79.54	$88.59	$5,423,026	0.53%	11.38%
2023	61,318	$66.48	$79.54	$4,875,988	0.45%	19.65%
2022	70,020	$89.05	$66.48	$4,653,694	0.27%	(25.35)%
2021	72,929	$77.97	$89.05	$6,493,228	0.37%	14.22%
2020	71,203	$63.29	$77.97	$5,550,367	0.63%	23.18%

Vanguard VIF Total Bond Market Index Portfolio Sub-Account
2024	408,382	$29.72	$30.09	$12,289,961	2.73%	1.24%
2023	382,454	$28.15	$29.72	$11,367,247	2.47%	5.58%
2022	351,467	$32.44	$28.15	$9,895,241	2.06%	(13.21)%
2021	354,519	$33.01	$32.44	$11,500,833	2.03%	(1.72%)
2020	322,690	$30.68	$33.01	$10,651,151	2.42%	7.58%

B-48	Statement of Additional Information ∎ TIAA-CREF Life Separate Account VLI-2

concluded

					For the period ended December 31, 2024

Period	Accumulation Units Outstanding, End of Period	Accumulation Unit Value, Beginning of Period	Accumulation Unit Value, End of Period	Net Assets, End of Period	Ratio of Investment Income to Average Net Assets(d)(f)	Total Return(b)(h)

Voya Russell Large Cap Growth Index Portfolio—Class I Sub-Account
2024	41,469	$139.47	$187.87	$7,791,470	0.44%	34.60%
2023	42,256	$95.61	$139.47	$5,893,444	0.44%	45.87%
2022	37,776	$136.64	$95.61	$3,611,764	0.39%	(30.03)%
2021	64,075	$104.57	$136.64	$8,755,183	0.42%	30.66%
2020	43,604	$75.52	$104.57	$4,559,729	0.55%	38.46%

VY CBRE Global Real Estate Portfolio-Class I Sub-Account
2024	3,682	$44.31	$44.48	$163,750	3.19%	0.38%
2023	4,033	$39.36	$44.31	$178,722	2.32%	12.59%
2022	5,226	$52.44	$39.36	$205,669	3.40%	(24.95)%
2021	4,947	$39.00	$52.44	$259,397	2.82%	34.47%
2020	4,836	$40.98	$39.00	$188,595	6.16%	(4.83)%

(b)	Not annualized for periods less than one year.
(d)	Periods less than one year are annualized and are not necessarily indicative of a full year of operations.
(f)

These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as morality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values of the redemption of units, if any. The recognition of investment income by the Sub-Account is affected by the timing of declaration of dividends by the underlying fund in which the Sub-Account invests.

(h)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These total returns do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period, which is not annualized.

(q)	Sub-Account commenced operations April 30, 2021.

TIAA-CREF Life Separate Account VLI-2 ∎ Statement of Additional Information	B-49

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-1

Report of independent auditors

To the Board of Directors of TIAA-CREF Life Insurance Company

Opinions

We have audited the accompanying statutory-basis financial statements of TIAA-CREF Life Insurance Company (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities and capital and surplus as of December 31, 2024 and 2023, and the related statutory-basis statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2024, including the related notes (collectively referred to as the “financial statements”).

Unmodified opinion on statutory basis of accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in confirm.

Adverse opinion on u.s. generally accepted accounting principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for adverse opinion on u.s. generally accepted accounting principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Emphasis of matters

As discussed in Note 9 to the financial statements, the Company has entered into significant transactions with Teachers Insurance and Annuity Association of America (“TIAA”), its parent, and other subsidiaries of TIAA, which are related parties. Our opinion is not modified with respect to this matter.

As discussed in Note 1 to the financial statements, the Company no longer manufactures life insurance products for new customers and continues to service all existing life insurance contracts. Our opinion is not modified with respect to this matter.

Responsibilities of management for the financial statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

B-2	Statement of Additional Information ∎ TC Life Insurance Company Financials

In performing an audit in accordance with US GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ PricewaterhouseCoopers LLP

New York, New York

March 11, 2025

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-3

Statutory–basis statements of admitted assets, liabilities and capital and surplus

TIAA-CREF Life Insurance Company

	December 31,
(in thousands, except share amounts)	2024	2023

ADMITTED ASSETS

Bonds	$13,682,877	$13,137,142

Preferred stocks	13,547	9,755

Cash, cash equivalents and short-term investments	128,781	263,877

Contract loans	70,223	62,247

Other invested assets	4,587	10,704

Total cash and invested assets	13,900,015	13,483,725

Investment income due and accrued	109,830	103,762

Federal income tax recoverable from TIAA	724	8,486

Net deferred federal income tax asset	12,582	14,540

Reinsurance amounts receivable	2,913	7,524

Other assets	23,184	26,641

Separate account assets	4,788,915	4,465,616

Total admitted assets	$18,838,163	$18,110,294

LIABILITIES, CAPITAL AND SURPLUS

Liabilities

Reserves for life and health insurance, annuities and deposit-type contracts	$13,048,238	$12,671,770

Asset valuation reserve	103,722	89,743

Interest maintenance reserve	18,288	16,138

Other amounts payable on reinsurance	6,776	10,494

Other liabilities	61,149	36,792

Separate account liabilities	4,775,413	4,453,431

Total liabilities	18,013,585	17,278,368

Capital and surplus

Capital stock (2,500 shares of $1,000 par value common stock authorized, issued and outstanding)	2,500	2,500

Additional paid-in capital	777,500	777,500

Surplus (deficit)	44,578	51,926

Total capital and surplus	824,578	831,926

Total liabilities, capital and surplus	$18,838,163	$18,110,294

B-4	Statement of Additional Information ∎ TC Life Insurance Company Financials	See notes to statutory-basis financial statements

Statutory–basis statements of operations

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2024	2023	2022

REVENUES

Insurance and annuity premiums and other considerations	$206,200	$217,076	$258,298

Net investment income	456,361	435,795	404,485

Commissions and expense allowances on reinsurance ceded	5,670	6,249	7,410

Reserve adjustments on reinsurance ceded	(5,221)	(27,409)	(11,453)

Separate account fees and other revenues	21,978	19,578	21,059

Total revenues	$684,988	$651,289	$679,799

EXPENSES

Policy and contract benefits	$613,329	$561,980	$394,462

Increase (decrease) in policy and contract reserves	(121,554)	(165,330)	3,237

Insurance expenses and taxes (excluding federal income taxes)	72,382	78,483	74,088

Commissions on premiums	2,621	3,153	4,209

Interest on deposit-type contracts	267,878	231,510	98,778

Net transfers to (from) separate accounts	(223,919)	(132,915)	(77,274)

Total expenses	$610,737	$576,881	$497,500

Income before federal income tax and net realized capital gains (losses)	74,251	74,408	182,299

Federal income tax expense	12,989	14,064	34,780

Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	540	476	(842)

Net income	$61,802	$60,820	$146,677

See notes to statutory-basis financial statements	TC Life Insurance Company Financials ∎ Statement of Additional Information	B-5

Statutory–basis statements of changes in capital and surplus

TIAA-CREF Life Insurance Company

(in thousands)	Capital Stock	Additional Paid-In Capital	Surplus (Deficit)	Total

Balance, December 31, 2021	$2,500	$777,500	$61,657	$841,657

Net income (loss)	—	—	146,677	146,677

Change in net unrealized capital gains (losses) on investments, net of $179 in taxes			(825)	(825)

Change in asset valuation reserve	—	—	(12,844)	(12,844)

Change in surplus in separate accounts	—	—	(1,011)	(1,011)

Change in liability for reinsurance in unauthorized companies	—	—	5,260	5,260

Change in net deferred income tax	—	—	(1,282)	(1,282)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	348	348

Deferred premium asset limitation	—	—	4,032	4,032

Other assets	—	—	(696)	(696)

Dividends to stockholders	—	—	(83,900)	(83,900)

Balance, December 31, 2022	$2,500	$777,500	$117,416	$897,416

Net income (loss)	—	—	60,820	60,820

Change in net unrealized capital gains (losses) on investments, net of $80 in taxes	—	—	299	299

Change in asset valuation reserve	—	—	(11,942)	(11,942)

Change in surplus in separate accounts	—	—	345	345

Change in liability for reinsurance in unauthorized companies	—	—	1,362	1,362

Change in net deferred income tax	—	—	(393)	(393)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(1,287)	(1,287)

Deferred premium asset limitation	—	—	3,607	3,607

Other assets	—	—	(201)	(201)

Dividends to stockholders	—	—	(118,100)	(118,100)

Balance, December 31, 2023	$2,500	$777,500	$51,926	$831,926

Net income (loss)	—	—	61,801	61,801

Change in net unrealized capital gains (losses) on investments, net of $796 in taxes	—	—	2,995	2,995

Change in asset valuation reserve	—	—	(13,979)	(13,979)

Change in surplus in separate accounts	—	—	(18)	(18)

Change in liability for reinsurance in unauthorized companies	—	—	55	55

Change in net deferred income tax	—	—	(768)	(768)

Change in non-admitted assets:

Deferred federal income tax asset	—	—	(394)	(394)

Deferred premium asset limitation	—	—	2,341	2,341

Other assets	—	—	919	919

Dividends to stockholders	—	—	(60,300)	(60,300)

Balance, December 31, 2024	$2,500	$777,500	$44,578	$824,578

B-6	Statement of Additional Information ∎ TC Life Insurance Company Financials	See notes to statutory-basis financial statements

Statutory–basis statements of cash flows

TIAA-CREF Life Insurance Company

	For the Years Ended December 31,
(in thousands)	2024	2023	2022

CASH FROM OPERATIONS

Insurance and annuity premiums and other considerations	$212,879	$216,975	$263,068

Net investment income	440,725	424,010	384,536

Separate account fees and other revenues	26,314	25,808	27,061

Total Receipts	679,918	666,793	674,665

Policy and contract benefits	613,809	582,665	403,507

Commissions and expenses paid	75,447	81,484	77,751

Federal income taxes paid	5,114	19,761	40,213

Net transfers from separate accounts	(220,005)	(133,946)	(82,172)

Total Disbursements	474,365	549,964	439,299

Net cash from operations	205,553	116,829	235,366

CASH FROM INVESTMENTS

Proceeds from long-term investments sold, matured, or repaid:

Bonds	842,917	973,560	2,010,817

Net gains on cash, cash equivalents and short-term investments	11	20	27

Miscellaneous proceeds	28,772	—	5,968

Cost of investments acquired:

Bonds	1,376,493	784,515	2,907,565

Net increase in contract loans	7,976	14,036	3,372

Miscellaneous applications	—	6,133	—

Net cash used in investments	(512,769)	168,896	(894,125)

CASH FROM FINANCING AND OTHER

Net deposits/(withdrawals) on deposit-type contracts funds	226,843	(7,113)	677,713

Dividends to stockholders	(60,300)	(118,100)	(83,900)

Other cash provided (applied)	5,577	5,717	(3,306)

Net cash from financing and other	172,120	(119,496)	590,507

NET CHANGE IN CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS	(135,096)	166,229	(68,252)

CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	263,877	97,648	165,900

CASH, CASH EQUIVALENTS & SHORT-TERM INVESTMENTS, END OF YEAR	$128,781	$263,877	$97,648

See notes to statutory-basis financial statements	TC Life Insurance Company Financials ∎ Statement of Additional Information	B-7

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2024

Note 1—organization and operations

TIAA-CREF Life Insurance Company commenced operations as a stock life insurance company under the insurance laws of the State of New York on December 18, 1996, under its former name, TIAA Life Insurance Company, and changed its name to TIAA-CREF Life Insurance Company (“TIAA Life” or the “Company”) on May 1, 1998. TIAA Life is a direct wholly-owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA” or the “Parent”), a stock life insurance company established under the insurance laws of the State of New York in 1918.

The Company issues non-qualified annuity contracts with fixed and variable components, funding agreements issued directly to states in support of state sponsored 529 college savings and scholarship plans, and single premium immediate annuities.

The Company no longer manufactures life insurance products for new customers, but continues to offer an existing universal life policy as a permanent life insurance conversion option for owners of TIAA Life term life insurance policies with conversion privileges. The Company continues to service all existing contracts on life insurance products.

Note 2—significant accounting policies

Basis of presentation:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (“NYDFS” or the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income and capital and surplus between NAIC SAP and the New York SAP annual statement filed with the Department.

	For the Years Ended December 31,
(in thousands)	NAIC SAP#	Financial Statement Line	2024	2023	2022

Net income (loss), New York SAP			$61,802	$60,820	$146,677

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Additional Reserves for term conversions	51R	Increase/(decrease) in policy and contract reserves	(560)	(631)	19

Additional Reserves for Variable Annuities	51R	Increase/(decrease) in policy and contract reserves	(5)	(31)	10

Net income (loss), NAIC SAP			$61,237	$60,158	$146,706

Capital and surplus, New York SAP			$824,578	$831,926	$897,416

New York SAP Prescribed Practices that are an increase/(decrease) to NAIC SAP:

Deferred premium asset limitation	51R, 61R	Other assets	432	509	589

Additional Reserves for term conversions	51R	Reserves for life and health insurance, annuities and deposit-type contracts	4,927	5,487	6,118

Additional Reserves for Variable Annuities	51R	Reserves for life and health insurance, annuities and deposit-type contracts	1	6	37

Capital and surplus, NAIC SAP			$829,938	$837,928	$904,160

The deferred premium asset limitation results from the NYDFS Circular Letter No. 11 (2010), which prescribed the calculation and clarified the accounting for deferred premium assets when reinsurance is involved.

The additional reserve for the term conversions results from the Department requiring in Regulation No. 147 (11 NYCRR 98) Valuation of Life Insurance Reserves Section 98.4 for any policy which guarantees renewal, or conversion to another policy, without evidence of insurability, additional reserves shall be held that account for excess mortality due to anti-selection with appropriate margins to cover expenses and risk of moderately adverse deviations in experience.

The additional reserve for variable annuities results from the Department prescribing a floor under Regulation No. 213 (11 NYCRR 103), Principle-Based Reserving. Therefore, the Company’s reported reserve for variable annuities is the greater of those prescribed under the NAIC Valuation Manual (“VM”) in section VM-21 Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”), and Regulation No. 213.

B-8	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

The Company’s risk based capital as of December 31, 2024 and 2023 would not have triggered a regulatory event without the use of the New York SAP prescribed practices.

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	Investments in bonds considered to be available-for-sale (“AFS”) are carried at fair value rather than at amortized cost under NAIC SAP;

•

Impairments on securities (other than loan-backed and structured securities) due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•

For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, non-interest related other-than-temporary impairment losses shall be recorded through the asset valuation reserve (“AVR”), while interest related other-than-temporary impairment losses may be recorded through the Interest Maintenance Reserve (“IMR”) in certain circumstances;

•	If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a liability rather than as a negative asset under NAIC SAP;

•

Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings rather than as unrealized losses on impairments included in the AVR, which is a component of surplus under NAIC SAP;

•

Changes in the value of certain other invested assets accounted for under the equity method of accounting are recorded through earnings rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•

Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary under NAIC SAP;

•

Contracts that contain an embedded derivative are bifurcated from the host contract and accounted for separately under GAAP, whereas under NAIC SAP, the embedded derivative is not bifurcated between components and is accounted for as part of the host contract;

•	All derivative instruments are carried at fair value under GAAP, whereas under NAIC SAP, certain derivative instruments are carried at amortized cost;

•

Changes in the fair value of derivative instruments are generally reported through earnings unless they qualify and are designated for cash flow or net investment hedge accounting, whereas under NAIC SAP, changes in the fair value of derivative instruments not carried at amortized cost are recorded as unrealized capital gains or losses and reported as changes in surplus;

•	Certain assets designated as “non-admitted assets” and excluded from assets in the statutory balance sheet are included in the GAAP balance sheet;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves under NAIC SAP;

•	The AVR is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•

The IMR is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold under NAIC SAP;

•	Dividends on participating policies are accrued when earned under GAAP rather than being recognized for the year when they are approved under NAIC SAP;

•

Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued rather than being expensed when incurred under NAIC SAP;

•

Policy and contract reserves are based on management’s best estimates of expected mortality, morbidity, persistency and interest rather than being based on statutory mortality, morbidity and interest requirements under NAIC SAP;

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-9

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2024

•

Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•

Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, an annuity contract containing a life contingency is required to be classified as a life insurance contract, regardless of the significance of any mortality and morbidity risk, and amounts received and paid under these contracts are reported as revenue and benefits, respectively;

•

Assets and liabilities are reported gross of reinsurance under GAAP and net of reinsurance under NAIC SAP. Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance under NAIC SAP. Transactions recorded as financing have no impact on premiums or losses incurred, while under NAIC SAP, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses;

•

When reserves ceded to an unauthorized reinsurer exceed the assets or letters of credit supporting the reserves no liability is established under GAAP. Under NAIC SAP, a liability is established and changes to these amounts are credited or charged directly to unassigned surplus (deficit).

The effects of these differences, while not determined, are presumed to be material.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

The most significant estimates include those used in the recognition of OTTIs, reserves for life and health insurance, annuities and deposit-type contracts and the valuation of deferred tax assets.

Reclassifications: Certain prior year amounts within these financial statement footnotes have been reclassified to conform to the current year presentation. No reclassifications were made to the Statements of Admitted Assets, Liabilities, and Capital and Surplus and the related Statements of Operations, Changes in Capital and Surplus, and Cash Flows.

Accounting policies:

The following is a summary of the significant accounting policies followed by the Company:

Bonds: Bonds are stated at amortized cost using the constant yield method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of amortized cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities which the Company has the intent and ability to hold for a period of time sufficient to recover the amortized cost bases, when an OTTI has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

B-10	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

Preferred Stocks: Non-perpetual preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6, which are stated at the lower of amortized cost or fair value. Perpetual and mandatory convertible preferred stocks are carried at fair value. The fair values of preferred stocks are determined using prices provided by independent pricing services or internally developed pricing models and the fair value is capped by any currently effective call price. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Other Invested Assets: Other invested assets include the Company’s investments in surplus notes, which are stated at amortized cost and receivables for securities. All of the Company’s investments in surplus notes have an NAIC 1 rating designation.

The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses the investments for potential impairment by performing analysis between the fair value and the cost basis of the investments. The Company evaluates recoverability of the Company’s direct investment to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost. If in the aggregate, the Company has a net negative cash balance, the negative cash is recorded as a negative asset.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

Contract Loans: Contract loans are stated at outstanding principal balances. Interest income accrued on contract loans past due 90 days or more are included in the unpaid balance of the loan. The excess of unpaid contract loan balances over the cash surrender value, if any, is non-admitted and reflected as an adjustment to surplus. Interest income on such contract loans is recorded as earned using the contractually agreed upon interest rate.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are maintained for the benefit of separate account contract holders. In accordance with the provisions of the separate account products, some separate account assets are considered legally insulated, which prevents such assets from being generally available to satisfy claims resulting from the General Account. The Company’s separate accounts are legally insulated from the General Account with the exception of the Separate Account MVA-1, which is not legally insulated. Separate account assets are accounted for at fair value. Separate account liabilities reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets. Changes in non-admitted assets are reported as a direct adjustment to surplus in the accompanying Statements of Changes in Capital and Surplus.

At December 31, the major categories of assets that are non-admitted are as follows (in thousands):

	2024	2023	Change

Net deferred tax assets	$35,738	$35,344	$394

Deferred premium assets	23,944	26,285	(2,341)

Sundry receivables	2	921	(919)

Total	$59,684	$62,550	$(2,866)

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-11

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2024

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial guidelines and statutory regulations. The Company’s funding agreements that are issued directly to states in support of state sponsored 529 college savings and scholarship plans do not contain life contingencies and are accounted for as deposit-type contracts.

Reinsurance: The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk. The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers. A liability is established for reserves ceded to unauthorized reinsurers which are not secured by or in excess of letters of credit or trust agreements. The Company does not have reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Reinsurance premiums, benefits and reserves are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded are reported as income in the summary of operations, and the balance sheet provision for due and accrued amounts is reported as an asset. Amounts shown in the financial statements are reported net of the impact of reinsurance.

Asset Valuation Reserve and Interest Maintenance Reserve: Mandatory reserves have been established for the General Account and Separate Account investments, where required. Such reserves consist of the AVR for potential credit-related losses on applicable General Account and Separate Account invested assets. Changes to the AVR are reported as direct additions to or deductions from surplus. An IMR is established for interest-related realized capital gains (losses) resulting from changes in the general level of interest rates for the General Account, as well as any Separate Accounts not carried at fair value. Transfers to the IMR are deducted from realized capital gains and losses and are net of related federal income tax. IMR amortization, as calculated under the grouped method, is included in net investment income. Net realized capital gains (losses) are presented net of federal income tax expense or benefit and IMR transfer.

Net Realized Capital Gains (Losses): Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

Federal Income Taxes: Current federal income taxes are charged or credited based upon amounts estimated to be payable or recoverable as a result of operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets (“DTAs”) and deferred federal income tax liabilities (“DTLs”) are recognized for expected future tax consequences of temporary differences between statutory and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby statutory and tax balance sheets are compared. Changes in DTAs and DTLs are recognized as a separate component of surplus except for net deferred taxes related to the unrealized appreciation or depreciation on investments, which are included in the change in unrealized capital gains (losses) on investments. Net DTAs are admitted to the extent permissible. Gross DTAs are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross DTA will not be realized. The Company is required to establish a tax loss contingency if it is more likely than not that a tax position will not be sustained. The amount of the contingency reserve is management’s best estimate of the amount of the original tax benefit that could be reversed upon audit, unless the best estimate is greater than 50% of the original tax benefit, in which case the reserve is equal to the entire tax benefit.

The Company files a consolidated federal income tax return with its parent, TIAA, and its subsidiaries. The consolidating companies participate in tax allocation agreements. The tax allocation agreements provide that each member of the group is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable by the consolidated group. Intercompany tax balances are settled quarterly on an estimated basis with a final settlement occurring within 30 days of the filing of the consolidated return.

B-12	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

Statements of Cash Flows: Noncash activities are excluded from the Statutory—Basis Statements of Cash Flows. These noncash activities for the years ended December 31, include the following (in thousands):

	2024	2023	2022

Exchange/restructure/transfer of bond investments	$38,061	$120,845	$152,152

Capitalized interest on bonds	$2,396	$2,625	$2,796

Interest credited on deposit-type contracts	$266,774	$230,650	$97,992

Application of new accounting pronouncements:

Recently issued accounting pronouncements:

In March 2024, the NAIC adopted revisions to SSAP 21R, Other Admitted Assets, to prescribe the accounting guidance (measurement method) for all residual interests regardless of legal form. Upon adoption, residual interests will be reported initially at cost. Subsequent to initial acquisition, residuals will be reported either 1) at the lower of amortized cost or fair value under the Allowable Earned Yield method, or 2) using the calculated practical expedient method. The Allowable Earned Yield method is based on a discounted cash flow methodology and allows for cash receipts to be recorded as investment income up to the calculated allowable yield, with the excess cash flow applied to the amortized cost balance. The practical expedient is a cost recovery method, resulting in no interest income recognition until the residual interest has a carrying value of zero. This guidance is effective January 1, 2025. The Company is still evaluating the impact of adoption; however, it is not currently expected to have a material impact on the financial statements.

In September 2024, the NAIC adopted revisions to SSAP 26, Bonds. The revisions permit debt securities issued by non-registered funds to qualify as issuer credit obligations (“ICO”) if the funds are functioning as operating entities and are not issuing securities for the primary purpose of raising debt capital. Companies are required to assess the purpose of a fund borrower/issuer in applying this guidance and distinguish whether a fund represents an operating entity or a securitization vehicle. The revisions are effective on January 1, 2025. The Company is still evaluating the impact of adoption; however, it is not currently expected to have a material impact on the financial statements.

Recently adopted accounting pronouncements:

In February 2024, the NAIC adopted revisions to SSAP 21R, Other Admitted Assets, to expand Schedule BA disclosures made with respect to collateral loans. Upon adoption, collateral loans shall be reported on Schedule BA based on the type of qualifying investment that secures the loan. Additionally, the total amount of collateral loans and the collateral loans admitted and non-admitted will be disclosed by qualifying investment type in a note. The revised disclosures were effective for year-end 2024 and did not have an impact on the Company’s financial statements.

In March 2024, the NAIC adopted revisions to the Annual Statement Instructions. These revisions clarify that realized and unrealized changes in perpetual preferred stock and mandatory convertible preferred stock shall be subject to the AVR (instead of IMR). These revisions were effective for year-end 2024 and did not have an impact on the Company’s financial statements.

Note 3—long-term bonds

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds at December 31, are shown below (in thousands):

	2024
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$94,130	$84	$(10,354)	$83,860

All other governments	132,111	123	(2,530)	129,704

States, territories & possessions	69,128	54	(2,880)	66,302

Political subdivisions of states, territories, & possessions	109,767	13	(11,484)	98,296

Special revenue & special assessment, non-guaranteed agencies & government	1,101,724	430	(147,711)	954,443

Industrial & miscellaneous	12,176,017	24,138	(1,197,547)	11,002,608

Total	$13,682,877	$24,842	$(1,372,506)	$12,335,213

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-13

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2024

	2023
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/Adjusted Carrying Value	Book/Adjusted Carrying Value Over Fair Value	Estimated Fair Value

Bonds:

U.S. governments	$109,902	$76	$(11,569)	$98,409

All other governments	89,759	283	(2,211)	87,831

States, territories & possessions	74,833	383	(1,479)	73,737

Political subdivisions of states, territories, & possessions	109,479	201	(10,238)	99,442

Special revenue & special assessment, non-guaranteed agencies & government	1,122,560	1,520	(134,553)	989,527

Industrial & miscellaneous	11,630,609	43,910	(1,149,680)	10,524,839

Total	$13,137,142	$46,373	$(1,309,730)	$11,873,785

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators, ratings agencies and various public sources; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations; and (h) the potential for impairment based on an estimated discounted cash flow analysis for loan-backed and structured securities. Where impairment is considered to be other-than-temporary, the Company recognizes a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

Unrealized Losses on Bonds: The gross unrealized losses and estimated fair values for bonds by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in thousands):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2024

All other bonds	$1,468,490	$(36,528)	$1,431,962	$9,557,182	$(1,177,195)	$8,379,987

Loaned-backed and structured bonds	200,963	(2,501)	198,462	1,279,394	(156,283)	1,123,111

Total	$1,669,453	$(39,029)	$1,630,424	$10,836,576	$(1,333,478)	$9,503,098

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value

December 31, 2023

All other bonds	$216,957	$(6,820)	$210,137	$10,133,840	$(1,122,655)	$9,011,185

Loaned-backed and structured bonds	21,676	(471)	21,205	1,412,665	(179,784)	1,232,881

Total	$238,633	$(7,291)	$231,342	$11,546,505	$(1,302,439)	$10,244,066

Estimated fair values for bonds are subject to market fluctuations, including changes in interest rates. Generally, if interest rates increase, the value of bonds will decrease, and conversely a decline in general interest rates will tend to increase the value of bonds. As of December 31, 2024, 99.9% of unrealized losses were from investment grade bonds. Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the Company has concluded that these securities are not other-than-temporarily impaired. Additionally, the Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final

B-14	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date (in thousands):

	December 31, 2024		December 31, 2023
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

Due in one year or less	$558,547	$553,838	$249,044	$246,233

Due after one year through five years	4,052,054	3,928,659	3,221,609	3,071,351

Due after five years through ten years	3,896,887	3,452,114	4,479,762	4,025,555

Due after ten years	3,438,869	2,819,983	3,607,444	3,129,452

Subtotal	11,946,357	10,754,594	11,557,859	10,472,591

Residential mortgage-backed securities	445,656	393,287	491,665	439,790

Commercial mortgage-backed securities	910,791	823,128	746,466	641,442

Asset-backed securities	380,073	364,204	341,152	319,963

Subtotal	1,736,520	1,580,619	1,579,283	1,401,195

Total	$13,682,877	$12,335,213	$13,137,142	$11,873,786

The following table presents the carrying value of the long-term bond portfolio by investment grade as of December 31, (in thousands):

	2024		2023

NAIC 1 and 2	$13,549,506	99.0%	$13,069,532	99.5%

NAIC 3 through 6	133,371	1.0	67,610	0.5

Total	$13,682,877	100.0%	$13,137,142	100.0%

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31, as follows:

	2024	2023

Finance and financial services	24.6%	24.4%

Manufacturing	15.0	15.3

Public Utilities	11.0	11.2

Services	8.3	8.3

Revenue and special obligations	7.3	7.7

Commercial mortgage-backed securities	6.7	5.7

Real estate investment trusts	4.9	5.3

Oil and gas	5.2	4.8

Residential mortgage-backed securities	3.3	3.7

Communications	3.5	3.2

Retail & Wholesale Trade	3.1	3.2

Transportation	2.6	2.7

Asset-backed securities	2.8	2.6

Other governments	0.6	0.7

Mining	0.6	0.6

U.S. governments	0.2	0.3

Other	0.3	0.3

Total	100.0%	100.0%

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-15

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2024

Note 4—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31, are as follows (in thousands):

	2024	2023	2022

Bonds	$459,259	$439,192	$406,788

Stocks	357	357	357

Other invested assets	333	335	336

Cash, cash equivalents and short-term investments	4,937	2,578	606

Contract loans	2,976	2,567	2,115

Total gross investment income	467,862	445,029	410,202

Investment expenses	(11,180)	(12,172)	(11,984)

Net investment income before amortization/(accretion) of IMR	456,682	432,857	398,218

Amortization/(accretion) of IMR	(321)	2,938	6,267

Net investment income	$456,361	$435,795	$404,485

The gross, nonadmitted and admitted amounts for interest income due and accrued for the years ended December 31, 2024, 2023 and 2022 are as follows (in thousands):

Interest Income Due and Accrued	2024	2023

Gross	$109,830	$103,762

Nonadmitted	—	—

Total Admitted	$109,830	$103,762

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions of investments and write-downs due to OTTI for the years ended December 31, are as follows (in thousands):

	2024	2023	2022

Bonds	$2,244	$(35,025)	$17,455

Cash, cash equivalent and short-term investments	11	20	27

Total before capital gain (loss) tax and transfers to IMR, net of taxes	2,255	(35,005)	17,482

Transfers to IMR, net of taxes	(1,829)	27,660	(13,848)

Capital gain/loss tax benefit (expense)	114	7,821	(4,476)

Net realized capital gains (losses) less capital gains tax, after transfers to IMR	$540	$476	$(842)

Write-downs of investments resulting from OTTI, included in the preceding table, are as follows for the years ended December 31 (in thousands):

	2024	2023	2022

Other-than-temporary impairments:

Bonds	$1,431	$2,954	$2,713

Information related to the sales of long term bonds for the years ended December 31 are as follows (in thousands):

	2024	2023	2022

Proceeds from sales	$422,888	$353,109	$1,479,024

Gross gains on sales	$6,623	$645	$27,902

Gross losses on sales	$3,141	$26,235	$4,130

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

B-16	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

Note 5—disclosures about fair value of financial instruments

Fair value of financial instruments

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price in a hypothetical market. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The Company’s financial assets and liabilities have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100R, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy, with no fair values approximated by net asset value (“NAV”), at December 31, 2024 (in thousands):

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Assets:

Bonds	$12,335,213	$13,682,877	$—	$12,331,540	$3,673

Preferred stock	10,436	13,547	5,147	5,289	—

Other invested assets	4,647	4,569	—	4,647	—

Separate account assets	4,788,915	4,788,915	4,763,074	25,841	—

Contract loans	70,223	70,223	—	—	70,223

Cash, cash equivalent & short term investments	128,811	128,781	11,062	117,749	—

Total	$17,338,245	$18,688,912	$4,779,283	$12,485,066	$73,896

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-17

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2024

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Liabilities:

Deposit-type contracts	$9,518,197	$9,518,197	$—	$—	$9,518,197

Separate account liabilities	4,775,413	4,775,413	—	—	4,775,413

Total	$14,293,610	$14,293,610	$—	$—	$14,293,610

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy, with no fair values approximated by NAV, at December 31, 2023 (in thousands):

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Assets:

Bonds	$11,873,785	$13,137,142	$—	$11,869,309	$4,476

Preferred stock	7,746	9,755	1,355	6,391	—

Other invested assets	4,741	4,596	—	4,741	—

Separate account assets	4,465,616	4,465,616	4,443,608	22,008	—

Contract loans	62,247	62,247	—	—	62,247

Cash, cash equivalent & short term investments	263,878	263,877	—	263,878	—

Total	$16,678,013	$17,943,233	$4,444,963	$12,166,327	$66,723

	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3

Liabilities:

Deposit-type contracts	$9,024,907	$9,024,907	$—	$—	$9,024,907

Separate account liabilities	4,453,431	4,453,431	—	—	4,453,431

Total	$13,478,338	$13,478,338	$—	$—	$13,478,338

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2024 and 2023. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Preferred stocks and separate account assets in Level 1 primarily include exchange traded equities and mutual fund investments valued by the respective mutual fund companies. Cash in Level 1 represents cash on hand.

Level 2 financial instruments

Bonds in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Preferred stocks included in Level 2 include those which are traded in an inactive market for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

B-18	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

Other invested assets in Level 2 represent surplus notes and are valued by a third party pricing vendor using primarily observable market inputs. Observable inputs include benchmark yields, reported trades, market dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.

Separate account assets in Level 2 consist principally of corporate bonds, short term government agency notes and commercial paper.

Cash included in Level 2 consist of outstanding disbursements in excess of cash on hand and are valued based on the carrying value of the outstanding disbursement, which approximates fair value. Cash equivalents and short term investments in Level 2 are valued principally by third party services using market observable inputs.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except that the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Contract loans are fully collateralized by the cash surrender value of underlying insurance policies and are valued based on the carrying value of the loan, which approximates fair value, and are classified as Level 3.

Separate account liabilities are accounted for at fair value, except for deposit-type contracts, and reflect the contractual obligations of the insurer arising out of the provisions of the insurance contract.

Deposit-type contracts are valued based on the accumulated account value, which approximates fair value, and are classified as Level 3.

Assets and liabilities measured and reported at fair value

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value, with no fair values approximated by NAV, at December 31 (in thousands):

	2024
	Level 1	Level 2	Level 3	Total

Assets at fair value:

Preferred stock	$5,147	$—	$—	$5,147

Separate account assets	4,763,074	25,841	—	4,788,915

Total assets at fair value	$4,768,221	$25,841	$—	$4,794,062

Total liabilities at fair value	$—	$—	$—	$—

	2023
	Level 1	Level 2	Level 3	Total

Assets at fair value:

Preferred Stock	$1,355	$—	$—	$1,355

Separate account assets	4,443,608	22,008	—	4,465,616

Total assets at fair value	$4,444,963	$22,008	$—	$4,466,971

Total liabilities at fair value	$—	$—	$—	$—

Reconciliation of Level 3 assets and liabilities measured and reported at fair value:

At December 31, 2024 and 2023, there are no assets or liabilities measured and reported at fair value using Level 3 inputs. The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-19

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2024

Note 6—restricted assets

The following table provides information on amounts and the nature of assets pledged to others as collateral or otherwise restricted by the Company as of December 31 (in thousands):

	2024
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

On deposit with states	$3,362	$—	$—	$—	$3,362	$3,300	$61	$—	$3,362	0.018%	0.018%

	2023
	1	2	3	4	5	6	7	8	9	10	11
Restricted Asset Category	Total General Account (G/A)	G/A Supporting (S/A) Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total (1 plus 3)	Total From Prior Year	Increase / (Decrease) (5 minus 6)	Total Non admitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

On deposit with states	$3,300	$—	$—	$—	$3,300	$7,897	$(4,597)	$—	$3,300	0.018%	0.018%

Note 7—premiums and annuity considerations deferred and uncollected

Premium and annuity considerations deferred and uncollected at December 31 (in thousands):

	2024		2023
	Gross	Net of Loading	Gross	Net of Loading

Ordinary renewal	$17,415	$42,987	$21,083	$49,620

Total	$17,415	$42,987	$21,083	$49,620

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading of deferred premium is an amount obtained by subtracting the net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses.

Uncollected premium is gross premium that is due and unpaid at the reporting date. Net premium is the amounts used in the calculation of reserves.

Note 8—separate accounts

The Company utilizes separate accounts to record and account for assets and liabilities for particular lines of business and/or transactions. As of December 31, 2024, the Company reported separate account assets and liabilities for the following products: variable life, variable annuity, fixed annuity, and group life.

The Company’s Separate Account VLI-1 (“VLI-1”) was established under New York law on May 23, 2001, for the purpose of issuing and funding flexible premium variable universal life insurance policies and is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). The assets of this account are carried at fair value.

The Company’s Separate Account VLI-2 (“VLI-2”) was established under New York law on February 15, 2012, for the purpose of issuing and funding group and individual variable life insurance policies and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

The Company’s Separate Account VA-1 (“VA-1”) was established under New York law on July 27, 1998, for the purpose of funding individual non-qualified variable annuities and is registered with the Commission as a unit investment trust under the 1940 Act. The assets of this account are carried at fair value.

The Company’s Separate Account MVA-1 (“MVA-1”) was established on July 23, 2008, as a non-unitized Separate Account that supports flexible premium deferred fixed annuity contracts subject to withdrawal charges and a market value adjustment feature. The assets of this account are carried at fair value.

B-20	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

In accordance with the domiciliary state procedures for approving items within the separate account, the separate account classifications of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference

TIAA Life VLI -1	Variable life	Section 4240 of the New York Insurance Law

TIAA Life VLI-2	Variable life	Section 4240 of the New York Insurance Law

TIAA Life VA-1	Variable annuity	Section 4240 of the New York Insurance Law

TIAA Life MVA-1	Fixed annuity	Section 4240 of the New York Insurance Law

In accordance with the provisions of the separate account products, some assets are considered legally insulated while others are not legally insulated from the General Account. Legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the General Account.

The Company’s “Separate account” assets includes both assets legally insulated and not legally insulated from the General Account at December 31, as follows (in thousands):

	2024		2023
	Separate Account Assets		Separate Account Assets
Product	Legally Insulated	Not Legally Insulated	Legally Insulated	Not Legally Insulated

TIAA Life VLI -1	$545,782	$—	$480,535	$—

TIAA Life VLI-2	315,313	—	274,544	—

TIAA Life VA-1	3,900,272	—	3,682,926	—

TIAA Life MVA-1	—	27,548	—	27,611

Total	$4,761,367	$27,548	$4,438,005	$27,611

In accordance with the specific rules for products recorded within the separate account, some separate account liabilities are guaranteed by the General Account.

The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charges. The separate accounts had no reserves for asset default risk that were recorded in lieu of contributions to AVR.

Although the Company owns the assets of these separate accounts, the separate accounts’ income, investment gains and investment losses are credited to or charged against the assets of the separate accounts without regard to the Company’s other income, gains or losses.

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in thousands):

	2024
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations or deposits	$1,345	$—	$145,714	$147,059

Reserves

For accounts with assets at:

Fair value	$8,481	$5,252	$4,761,132	$4,774,865

Amortized cost	—	—	—	—

Total reserves	$8,481	$5,252	$4,761,132	$4,774,865

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$8,481	$5,252	$—	$13,733

At fair value	—	—	4,761,132	4,761,132

Not subject to discretionary withdrawal	—	—	—	—

Total reserves	$8,481	$5,252	$4,761,132	$4,774,865

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-21

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2024

	2023
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums,considerations,ordeposits	$810	$—	$151,027	$151,837

Reserves

For accounts with assets at:

Fair value	$12,603	$2,824	$4,438,051	$4,453,478

Amortized cost	—	—	—	—

Total reserves	$12,603	$2,824	$4,438,051	$4,453,478

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$12,103	$2,824	$—	$14,926

At fair value	—	—	4,438,051	4,438,051

Not subject to discretionary withdrawal	500	—	—	500

Total reserves	$12,603	$2,824	$4,438,051	$4,453,477

	2022
	Non-indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non-guaranteed Separate Accounts	Total

Premiums, considerations, or deposits	$259	$—	$165,168	$165,427

Reserves

For accounts with assets at:

Fair value	$15,101	$—	$3,937,593	$3,952,694

Amortized cost	—	—	—	—

Total reserves	$15,101	$—	$3,937,593	$3,952,694

By withdrawal characteristics:

Subject to discretionary withdrawal:

With market value adjustment	$14,751	$—	$—	$14,751

At fair value	—	—	3,937,593	3,937,593

Not subject to discretionary withdrawal	350	—	—	350

Total reserves	$15,101	$—	$3,937,593	$3,952,694

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts (in thousands):

	2024	2023	2022

Transfers as reported in the Summary of Operations of the separate accounts statement:

Transfers to separate accounts	$148,282	$151,074	$164,515

Transfers from separate accounts	(372,046)	(284,116)	(241,408)

Net transfers to (from) separate accounts	(223,764)	(133,042)	(76,893)

Reconciling adjustments:

Fund transfer exchange gain (loss)	(155)	127	(381)

Transfers as reported in the Company’s Statements of Operations	$(223,919)	$(132,915)	$(77,274)

Note 9—related party transactions

The majority of services for the operation of the Company are provided at cost by TIAA pursuant to a Service Agreement. Expense payments under the Service Agreement are made monthly by the Company to TIAA based on TIAA’s costs for providing such services. TIAA’s costs include employee benefit expenses, which are allocated based on salaries attributable to the Company. The Company also pays TIAA for investment advisory services and other administrative services for the Company’s insurance general account in accordance with an Investment Management Agreement. Further, TIAA entered into Investment Management Agreements with Teachers Advisors, LLC (“TAL”) and Nuveen Alternatives Advisors, LLC, each an indirect wholly-owned subsidiary

B-22	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

of TIAA, appointing such affiliated advisors with authority to manage investments held within the Company’s general account. The Company made payments to TIAA for the years ended December 31, as follows (in thousands):

	2024	2023	2022

Payments to TIAA

Operating expenses	$44,797	$50,057	$49,846

Investment expenses	10,425	10,674	11,400

Total	$55,222	$60,731	$61,246

TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, is authorized to distribute contracts for the Separate Accounts. Expenses associated with the distribution services agreement for the years ended December 31, are as follows (in thousands):

	2024	2023	2022

Payments to Services	$63	$535	$1,441

The Company has a service agreement with TIAA-CREF Tuition Financing, Inc. (“TFI”), a wholly owned subsidiary of TIAA, for management of certain funding agreements related to qualified state tuition programs. Payments associated with this Service Agreement for the years ended December 31 are as follows (in thousands):

	2024	2023	2022

Payments to TFI	$26,859	$32,658	$25,351

The Company has a financial support agreement with TIAA. Under this agreement, TIAA will provide support so that the Company will have the greater of (a) capital and surplus of $250,000 thousand or (b) the amount of capital and surplus necessary to maintain the Company’s capital and surplus at a level not less than 150% of the NAIC Risk Based Capital model or such other amount as necessary to maintain the Company’s financial strength ratings at least the same as TIAA’s rating. This agreement is not an evidence of indebtedness or an obligation or liability of TIAA and does not provide any creditor of the Company with recourse to TIAA. During 2024, 2023, and 2022, there were no contributions from TIAA to the Company.

The Company maintains a $100,000 thousand unsecured 364-day revolving line of credit with TIAA. This line has an expiration date of June 27, 2025. As of December 31, 2024, $75,000 thousand of this facility was maintained on a committed basis and there was no balance outstanding. The Company pays a commitment fee of 8 basis points (“bps”) on the unused portion of the committed facility. The circumstances for withdrawal are industry standard and generally relate to deterioration of credit quality or illegal actions. The Company believes it was in compliance with all applicable financial covenants at December 31, 2024.

At December 31, 2024 or 2023, respectively, the Company has the following as amounts due to Parent and affiliates, which are reported in “Other liabilities” (in thousands):

	2024	2023

Amounts due to Parent and affiliates	$7,078	$9,201

Note 10—federal income taxes

The application of SSAP No. 101 Income Taxes requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized. Based on the weight of all available evidence, the Company has not recorded a valuation allowance on DTAs at December 31, 2024 or December 31, 2023.

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-23

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2024

The components of net DTAs and DTLs at December 31, are as follows (in thousands):

	2024			2023			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

a) Gross deferred tax assets	$47,540	$3,855	$51,395	$48,491	$4,374	$52,865	$(951)	$(519)	$(1,470)

b) Statutory valuation allowance adjustments	—	—	—	—	—	—	—	—	—

c) Adjusted gross deferred tax assets (a–b)	47,540	3,855	51,395	48,491	4,374	52,865	(951)	(519)	(1,470)

d) Deferred tax assets non-admitted	32,980	2,758	35,738	31,271	4,073	35,344	1,709	(1,315)	394
e) Subtotal net admitted deferred tax asset (c- d)	14,560	1,097	15,657	17,220	301	17,521	(2,660)	796	(1,864)
f) Deferred tax liabilities	1,978	1,097	3,075	2,680	301	2,981	(702)	796	94

g) Net admitted deferred tax assets/(net deferred tax liability) (e–f)	$12,582	$—	$12,582	$14,540	$—	$14,540	$(1,958)	$—	$(1,958)

	2024			2023			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total

Admission Calculation Components SSAP No. 101 (in thousands)

a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

b) Adjusted gross DTA expected to be realized (excluding the amount of DTA from (a) above after application of the threshold limitation.(The lesser of (b)1 and (b)2 below)	12,582	—	12,582	14,540	—	14,540	(1,958)	—	(1,958)
1. Adjusted gross DTA expected to be realized following the balance sheet date	12,582	—	12,582	14,540	—	14,540	(1,958)	—	(1,958)
2. Adjusted gross DTA allowed per limitation threshold	XXX	XXX	121,799	XXX	XXX	122,608	XXX	XXX	(809)

c) Adjusted gross DTA (excluding the amount of DTA from (a) and (b) above) offset by gross DTL	1,978	1,097	3,075	2,680	301	2,981	(702)	796	94

d) DTA admitted as the result of application of SSAP No. 101. Total ((a)+(b)+(c))	$14,560	$1,097	$15,657	$17,220	$301	$17,521	$(2,660)	$796	$(1,864)

	2024	2023

(a) Ratio percentage used to determine recovery period and threshold limitation amount	1,039%	1,082%

(b) Amount of adjusted capital and surplus used to determine the threshold limitation in (b)2 above (in thousands)	$811,996	$817,386

	12/31/2024		12/31/2023		Change
	(1) Ordinary	(2) Capital	(3) Ordinary	(4) Capital	(5) (Col 1–3) Ordinary	(6) (Col 2–4) Capital

Impact of Tax Planning Strategies: (in thousands)

Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage

Adjusted gross DTA	$47,540	$3,855	$48,491	$4,374	$(951)	$(519)

Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

Net admitted adjusted gross DTA	$14,560	$1,097	$17,220	$301	$(2,660)	$796

Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	—%	—%	—%	—%	—%	—%

B-24	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

The Company does not have DTLs that are not recognized.

The Company does not use reinsurance in its tax planning strategies.

Current income taxes incurred consist of the following major components for the year-ended December 31, (in thousands):

	2024	2023	2022

Current income tax:

Federal income tax expense	$13,325	$13,284	$34,060

Foreign taxes	—	—	—

Subtotal	$13,325	$13,284	$34,060

Federal income taxes expense/(benefit) on net capital gains/(losses)	(114)	(7,821)	4,256

Other	(336)	780	940

Federal and foreign income tax expense	$12,875	$6,243	$39,256

	12/31/2024	12/31/2023	Change

Deferred tax assets:

Ordinary:

Policyholder reserves	$11,536	$10,304	$1,232

Deferred acquisition costs	34,812	36,818	(2,006)

Other	1,192	1,369	(177)

Subtotal	$47,540	$48,491	$(951)

Non-admitted	32,980	31,271	1,709

Admitted ordinary deferred tax assets	$14,560	$17,220	$(2,660)

Capital:

Investments	$3,855	$4,374	$(519)

Net capital loss carry-forward	—	—	—

Subtotal	$3,855	$4,374	$(519)

Statutory valuation allowance adjustment	$—	$—	$—

Non-admitted	2,758	4,073	(1,315)

Admitted capital deferred tax assets	1,097	301	796

Admitted deferred tax assets	$15,657	$17,521	$(1,864)

Deferred tax liabilities:

Ordinary:

Reserve transition adjustment	$680	$1,359	$(679)

Investments	1,203	1,266	(63)

Other	95	55	40

Subtotal	$1,978	$2,680	$(702)

Capital:

Investments	$1,097	$301	$796

Deferred tax liabilities	$3,075	$2,981	$94

Net admitted deferred tax assets/liabilities	$12,582	$14,540	$(1,958)

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-25

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2024

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2024, are as follows (in thousands):

Description	Tax Effect	Effective Tax Rate

Provision computed at statutory rate	$16,066	21.00%

Dividends received deduction	(2,004)	(2.62)

Amortization of interest maintenance reserve	67	0.09

Tax-exempt interest	(36)	(0.05)

Liability for unauthorized reinsurance	12	0.02

Prior year true-up	(533)	(0.70)

Nonadmitted assets and other permanent differences	71	0.09

Total statutory income taxes	$13,643	17.83%

Federal and foreign income tax expense—ordinary	$12,989	16.98%

Federal and foreign income tax expense—capital	(114)	(0.15)

Change in net deferred income tax charge (benefit)	768	1.00

Total statutory income taxes	$13,643	17.83%

At December 31, 2024, the Company had no net operating loss (“NOL”) carry forwards or capital loss carry forwards.

Income tax, ordinary and capital available for recoupment from its parent, TIAA, in the event of future net losses include (in thousands):

Year Incurred	Ordinary	Capital	Total

2022	$—	$4,256	$4,256

2023	—	—	—

2024	—	—	—

Total	$—	$4,256	$4,256

There were no deposits to suspend interest on potential underpayments reported as admitted assets under IRC Section 6603 as the Company maintains NOL carryforwards.

The Company files a consolidated federal income tax return with its Parent and its affiliates:

1) 730 Texas Forest Holdings, Inc.

2) GreenWood Resources, Inc.

3) MyVest Corporation

4) NIS/R&T, Inc.*

5) Nuveen Holdings, Inc.*

6) Nuveen Holdings 1, Inc.*

7) Nuveen Investments, Inc.*

8) Nuveen Investments Holdings, Inc.*

9) Nuveen Securities, LLC*

10) T-C SP, Inc.

11) Teachers Insurance and Annuity Association of America

12) Terra Land Company

13) TIAA Board of Governors

14) TIAA-CREF Tuition Financing, Inc.

15) TIAA Trust, N.A.

16) Westchester Group Farm Management, Inc.

17) Westchester Group Investment Management Holding Company, Inc.

18) Westchester Group Investment Management, Inc.

19) Westchester Group Real Estate, Inc.

All consolidating companies, excluding those denoted with an asterisk (*) above, participate in a tax sharing agreement under the following criteria. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and

B-26	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies included in this agreement are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

The companies denoted with an asterisk above (collectively, “Nuveen subgroup”), are subject to a separate tax sharing agreement, under which current federal income tax expense (benefit) is computed on a separate subgroup return basis. Under the Agreement, Nuveen Holdings 1, Inc (“Nuveen”) makes payments to TIAA for amounts equal to the federal income payments that the Nuveen subgroup would be obliged to pay the federal government if the Nuveen subgroup had actually filed a separate consolidated tax return. Nuveen is reimbursed for the subgroup losses to the extent that the subgroup tax return reflects a tax benefit that the Nuveen subgroup could have carried back to a prior consolidated return year.

The Company’s tax years 2018 through 2020 are currently under examination by the Internal Revenue Service (“IRS’), and tax years 2021 through 2023 are open for examination.

Corporate Alternative Minimum Taxes

The Inflation Reduction Act (“Act”) was enacted on August 16, 2022. The Act included a new corporate alternative minimum tax (“CAMT”) which is a 15 percent tax on an applicable corporation’s adjusted financial statement income for the tax year, reduced by corporate alternative minimum foreign tax credits. The tax is effective starting with tax year 2023 for applicable corporations.

Pursuant to guidance released by the Statutory Accounting Principles Working Group (“SAPWG”) within INT 23-03, the Company has determined as of the reporting date that it will not be an applicable entity and will not be liable for CAMT in 2024.

Note 11—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial methodology. The reserves are based on assumptions for interest, mortality and other risks insured.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151 and Actuarial Guideline 33 as applicable.

The Company maintains excess reserves based on VM-21 and Regulation 213 at the level of $1,163 thousand and $1,577 thousand as of December 31, 2024 and 2023, respectively. On this basis, the Company determined that the Company’s reserves are sufficient to meet its obligations.

The Company performed asset adequacy analysis to test the adequacy of its reserves in light of the assets supporting such reserves. This analysis reflected the requirements of the NYDFS and the NYDFS Special Considerations Letter, which specifies certain requirements related to reserves and asset adequacy analysis. The Company determined that its reserves are sufficient to meet its obligations for the years ending December 31, 2024 and 2023.

For the years ended December 31, 2024 and 2023, the Company did not have any Group Annuity reserves.

Withdrawal characteristics of individual annuity reserves and deposit-type contracts at December 31 are as follows (in thousands):

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

INDIVIDUAL ANNUITIES:

Subject to Discretionary Withdrawal:

With Market Value Adjustment	$—	$13,732	$—	$13,732	0.3%

At fair value	—	—	3,831,998	3,831,998	80.7%

Total with market value adjustment or at fair value	$—	$13,732	$3,831,998	$3,845,730	81.0%

At book value without adjustment (minimal or no charge or adjustment)	759,527	—	—	759,527	16.0%

Not subject to discretionary withdrawal	142,883	—	—	142,883	3.0%

Total (direct + assumed)	$902,410	$13,732	$3,831,998	$4,748,140	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$902,410	$13,732	$3,831,998	$4,748,140

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-27

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2024

	2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

INDIVIDUAL ANNUITIES:

Subject to Discretionary Withdrawal:

With Market Value Adjustment	$—	$14,926	$—	$14,926	0.4%

At fair value	—	—	3,622,778	3,622,778	78.0%

Total with market value adjustment or at fair value	$—	$14,926	$3,622,778	$3,637,704	78.4%

At book value without adjustment (minimal or no charge or adjustment)	864,978	—	—	864,978	18.6%

Not subject to discretionary withdrawal	139,502	—	—	139,502	3.0%

Total (direct + assumed)	$1,004,480	$14,926	$3,622,778	$4,642,184	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$1,004,480	$14,926	$3,622,778	$4,642,184

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

DEPOSIT-TYPE CONTRACTS

(no life contingencies):

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$69,484	$69,484	0.7%

At book value without adjustment (minimal or no charge or adjustment)	9,346,879	—	—	9,346,879	97.5%

Not subject to discretionary withdrawal	171,318	—	—	171,318	1.8%

Total (direct + assumed)	$9,518,197	$—	$69,484	$9,587,681	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$9,518,197	$—	$69,484	$9,587,681

			2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total

DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to Discretionary Withdrawal:

At fair value	$—	$—	$62,402	$62,402	0.7%

At book value without adjustment (minimal or no charge or adjustment)	8,863,586	—	—	8,863,586	97.5%

Not subject to discretionary withdrawal	161,321	—	—	161,321	1.8%

Total (direct + assumed)	$9,024,907	$—	$62,402	$9,087,309	100.0%

Reinsurance ceded	—	—	—	—

Total (net)	$9,024,907	$—	$62,402	$9,087,309

B-28	Statement of Additional Information ∎ TC Life Insurance Company Financials

continued

The following tables provide the life actuarial reserves by withdrawal characteristics for the years ended December 31, (in thousands):

		2024
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal Life	$2,007,818	$2,007,847	$2,042,513

Variable Universal Life	363,858	363,249	375,115

Not subject to discretionary withdrawal or no cash values:

Term Policies without Cash Value	—	—	566,866

Disability—Active Lives	—	—	12,542

Disability—Disabled Lives	—	—	2,801

Miscellaneous Reserves	—	—	19,726

Total (direct + assumed)	$2,371,676	$2,371,096	$3,019,563

Reinsurance Ceded	—	—	411,494

Total (net)	$2,371,676	$2,371,096	$2,608,069

		2023
	General Account
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Universal Life	$2,027,931	$2,027,987	$2,057,285

Variable Universal Life	363,262	362,288	373,344

Not subject to discretionary withdrawal or no cash values:

Term Policies without Cash Value	—	—	588,263

Disability—Active Lives	—	—	12,484

Disability—Disabled Lives	—	—	2,605

Miscellaneous Reserves	—	—	21,214

Total (direct + assumed)	$2,391,193	$2,390,275	$3,055,195

Reinsurance Ceded	—	—	428,055

Total (net)	$2,391,193	$2,390,275	$2,627,140

		2024
	Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Variable Universal Life	$861,130	$859,649	$859,649

Reinsurance Ceded	—	—	—

Total (net)	$861,130	$859,649	$859,649

		2023
	Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:

Variable Universal Life	$755,230	$752,871	$752,871

Reinsurance Ceded	—	—	—

Total (net)	$ 755,230	$ 752,871	$ 752,871

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-29

Notes to statutory–basis financial statements

TIAA-CREF Life Insurance Company

December 31, 2024

For Ordinary Life Insurance (including term plans, universal life and variable universal life), reserves for all policies are calculated in accordance with New York State Insurance Regulation 147 using the 1980 CSO Table, 2001 CSO Table, or 2017 CSO Table and interest rates of 3% through 5%. Term conversion reserves are based on the Company’s term conversion mortality experience and interest at 4%.

Substandard extra reserves on Traditional Life contracts are calculated for policies issued with substandard ratings in accordance with higher mortality factors and premiums. The reserves are calculated on the basis of the higher mortality rates that correspond with the higher charged premiums.

Liabilities for incurred but not reported life insurance claims are based on historical experience and are set equal to a percentage of expected claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. The Company has no policies where the surrender values were in excess of the legally computed reserves as of December 31, 2024 or 2023. The Company has $29,605,695 thousand and $33,288,012 thousand of insurance in force for which the gross premiums are less than the net premiums according to the standard of valuation set by the State of New York as of December 31, 2024 and 2023, respectively. Premium deficiency reserves related to the above insurance total $4,560 thousand and $5,273 thousand at December 31, 2024 and 2023, respectively.

For retained assets, an accumulation account issued from the proceeds of annuity and life insurance policies, reserves are held equal to the current account balances.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

Note 12—reinsurance

Reinsurance transactions included in the statutory—basis statements of operations within “Insurance and annuity premiums and other considerations” are as follows for the years ended December 31 (in thousands):

	2024	2023	2022

Direct premiums	$285,819	$298,430	$345,006

Ceded premiums	(79,619)	(81,354)	(86,708)

Net premiums	$206,200	$217,076	$258,298

The major lines in the accompanying financial statements that were reduced (increased) by the effect of these reinsurance agreements include the following for the years ended December 31 (in thousands):

	2024	2023	2022

Reinsurance ceded:

Insurance and annuity premiums and other considerations	$79,619	$81,354	$86,708

Policy and contract benefits	$65,777	$92,460	$60,233

Increase/(decrease) in policy and contract reserves	$(14,033)	$40,894	$(19,195)

Reserves for life and health, annuities and deposit-type contracts	$617,849	$631,521	$586,225

Note 13—capital and surplus and shareholders’ dividends restrictions

The portion of unassigned surplus (deficit) increased or (reduced) by each item below as of December 31 are as follows (in thousands):

	2024	2023	2022

Change in net unrealized capital gains (losses), net of taxes	$2,995	$299	$(825)

Change in asset valuation reserve	$(13,979)	$(11,942)	$(12,844)

Change in net deferred federal income tax	$(768)	$(393)	$(1,282)

Change in non-admitted assets	$2,866	$2,119	$3,684

Change in liability for reinsurance of unauthorized companies	$55	$1,362	$5,260

Change in surplus of separate accounts	$(18)	$345	$(1,011)

Dividends to stockholders	$(60,300)	$(118,100)	$(83,900)

B-30	Statement of Additional Information ∎ TC Life Insurance Company Financials

concluded

As of December 31, 2024 and 2023, the portion of unassigned surplus (deficit) represented by cumulative net unrealized gains and losses, gross of deferred taxes, was $4,964 thousand and $1,172 thousand, respectively.

The Company received no additional paid-in capital contributions for the years ended December 31, 2024, 2023 and 2022.

Capital: The Company has 2,500 shares of common stock authorized, issued and outstanding. All shares are Class A. The Company has no preferred stock outstanding.

Dividend Restrictions: Under the NYIL, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend under the earned surplus standard or the surplus only standard, but not both. The earned surplus standard allows a dividend to be paid out of earned surplus as long as the aggregated amount of all such dividends in any calendar year does not exceed the greater of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year or (ii) its net income for the immediately preceding calendar year (excluding realized capital gains), provided the dividends do not exceed 30% of its surplus to policyholders as of the immediately preceding calendar year. Earned surplus is the positive surplus excluding 85% of the change in net unrealized capital gains (losses) on investments, net of taxes, for the immediately preceding calendar year. The surplus only standard allows a dividend to be paid when the Company does not have earned surplus as long as the aggregate amount of all such dividends in any calendar year does not exceed the lessor of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year or (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). The Company paid an ordinary dividend to TIAA, its shareholder, in the amount of $60,300 thousand, $118,100 thousand and $83,900 thousand for the years ended December 31, 2024, 2023, and 2022, respectively. The Company’s dividends are not on a cumulative basis.

Note 14—contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas, examinations, or other inquiries from state and federal regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; the SEC and federal governmental authorities. The Company cooperates in connection with these inquiries and believes the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company’s financial position.

Note 15—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through March 11, 2025, the date the financial statements were available to be issued.

TC Life Insurance Company Financials ∎ Statement of Additional Information	B-31